                                                                  EXHIBIT 99.1

Debtor:                                                        ACCRUAL BASIS-1



Case No.:



                OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT

               for the month ending January, February   , 2000

==============================================================================

                                          Document   Previously Explanation
Required Attachments:                     Attached   Submitted   Attached

1.  Tax Receipts                            ( )         (X)        ( )

2.  Bank Statements                         (X)         ( )        ( )

3.  Most recently filed                     ( )         (X)        ( )
    Income Tax Return

4.  Most recent Annual Financial            ( )         (X)        ( )
    Statements prepared by accountants

IN ACCORDANCE WITH TITLE 28, SECTION 1748, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE, DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.





RESPONSIBLE PARTY:
                                                   GETZLER & CO. CONSULTANTS
       [ILLEGIBLE]                                     TO UNITEL VIDEO, INC.
---------------------------------               ------------------------------
SIGNATURE OF RESPONSIBLE PARTY                               TITLE


      BRIAN MITTMAN                                        7/7/00
---------------------------------               ------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE


PREPARER:

                                                           CONSULTANT
       [ILLEGIBLE]                                     TO UNITEL VIDEO, INC.
---------------------------------               ------------------------------
SIGNATURE OF PREPARER                                        TITLE


       [ILLEGIBLE]                                          7/7/00
---------------------------------               ------------------------------
PRINTED NAME OF PREPARER                                     DATE

ALL CHAPTER 11 DEBTORS MUST FILE THIS REPORT WITH THE COURT AND SERVE A COPY ON THE UNITED STATES TRUSTEE NO LATER THAN THE 15TH DAY OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.

Unitel Video        January and February Operating Reports                Page 1

----------------------------------------------------------------------------------------------------------------------------------
                            INCOME STATEMENT
                                            --------------------------------------------------------------------------------------
                                              Sep-99        Oct-99         Nov-99          Dec-99         Jan-00         Feb-00

----------------------------------------------------------------------------------------------------------------------------------
Revenues                                    $2,365,691     $2,134,301     $1,907,497     $1,617,218     $1,722,591     $1,872,347
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Cost of Sales
----------------------------------------------------------------------------------------------------------------------------------
    Rent                                    $  148,817     $  151,527     $  151,096     $  157,126     $  133,670     $  133,670
----------------------------------------------------------------------------------------------------------------------------------
    Payroll                                 $  354,647     $  422,958     $  336,332     $  473,707     $  363,798     $  424,452
----------------------------------------------------------------------------------------------------------------------------------
    Equipment leases                        $   35,726     $   23,144     $   23,144     $   28,909     $  288,393     $  122,478
----------------------------------------------------------------------------------------------------------------------------------
    Other COGS                              $  538,898     $  641,690     $  447,481     $  347,907     $  239,449     $  266,839
----------------------------------------------------------------------------------------------------------------------------------
    Total COGS                              $1,078,088     $1,239,319     $  958,053     $1,007,649     $1,025,310     $  947,439
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Operating Expenses
----------------------------------------------------------------------------------------------------------------------------------
    Officer/insider compensation            $   74,173     $   72,250     $   54,875     $   75,952     $   47,515     $   42,154
----------------------------------------------------------------------------------------------------------------------------------
    Overhead payroll                        $   76,799     $   52,397     $   46,904     $    67,379    $   30,355     $   28,965
----------------------------------------------------------------------------------------------------------------------------------
    Insurance                               $    6,726     $   10,216     $   89,953     $     6,726    $   29,045     $   22,468
----------------------------------------------------------------------------------------------------------------------------------
    Other SG&A                              $   84,473     $   82,651     $   57,962     $    47,444    $   78,995     $  135,592
----------------------------------------------------------------------------------------------------------------------------------
    Total Operating Expenses                $  242,171     $  217,514     $  249,694     $   197,501    $  185,910     $  229,179
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Gain on sale of equipment                   $   25,000     $       --     $       --     $(3,083,631)   $       --     $    14,000
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Depreciation & Amortization                 $  428,747     $  428,352     $  420,715     $   434,582    $  425,341     $   425,340
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Interest expense                            $  287,112     $  283,060     $  277,175     $   319,822    $  291,065     $   265,758
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Reorganization expenses
----------------------------------------------------------------------------------------------------------------------------------
    Professional fees                       $  252,832     $  321,233     $  312,921     $   266,452    $  283,032     $   247,600
      (Kaye Scholer, Getzeler, Heller, Houlihan-L)
----------------------------------------------------------------------------------------------------------------------------------
    U.S. Trustee fees                       $    1,000
----------------------------------------------------------------------------------------------------------------------------------
    Total Reorganization Expenses           $  253,832     $  321,233     $  312,921     $   266,452    $  283,032     $   247,600
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

Net Profit (loss)                           $  100,741     $ (355,177)    $ (311,061)    $(3,692,419)   $ (488,087)    $  (228,869)
----------------------------------------------------------------------------------------------------------------------------------

Notes:

Officer/insider compensation is payroll only; doesn't include payroll tax; payroll tax is included in the direct portion
Interest expense includes many equipment leases

----------------------------------------------------------------------------------------------
                   BALANCE SHEET                              Jan-00            Feb-00
----------------------------------------------------------------------------------------------
Cash                                                       $    45,216        $    191,998
Net accounts receivable                                    $ 2,349,943        $  1,849,260
Prepaid corporate tax & expenses, deferred
tax asset                                                  $   479,147        $    484,922
----------------------------------------------------------------------------------------------
Total Current Assets                                       $ 2,874,306        $  2,526,180
----------------------------------------------------------------------------------------------

Unitel Video        January and February Operating Reports                Page 2

PP&E                                                   $     79,603,038              $     79,603,038
Accumulated depreciation                               $     45,604,142              $    (46,017,982)
-----------------------------------------------------------------------------------------------------
Net PP&E                                               $     33,998,896              $     33,585,056
-----------------------------------------------------------------------------------------------------

Deferred taxes                                         $      2,157,058              $      2,157,058

Other Assets                                           $      1,952,834              $      1,936,579
Goodwill                                               $      1,387,243              $      1,375,743

-----------------------------------------------------------------------------------------------------
Total Assets                                           $     42,370,337              $     41,580,616
-----------------------------------------------------------------------------------------------------

Prepetition accounts payable                           $      7,288,034              $      7,143,712
Postpetition accounts payable                          $        794,673              $        637,413
Accrued expenses                                       $      3,542,399              $      3,738,353
Payroll & related expense                              $        755,135              $        825,111
Current maturity of secured long-term debt             $     19,788,655              $     18,909,949
Current maturity of unsecured long-term debt           $      1,380,726              $      1,355,990
-----------------------------------------------------------------------------------------------------
Total current liabilities                              $     33,549,622              $     32,605,528
-----------------------------------------------------------------------------------------------------

Secured long-term debt                                 $     12,791,869              $     13,150,373
Unsecured long-term debt                               $        947,081              $        971,817
Accrued retirement expense                             $        917,276              $        917,276
-----------------------------------------------------------------------------------------------------
Long-term liabilities                                  $     14,656,226              $     15,039,466
-----------------------------------------------------------------------------------------------------

Common stock                                           $         26,755              $         26,755
Add'l paid-in capital                                  $     27,286,352              $     27,286,352
Treasury stock                                         $     (7,645,089)             $     (7,645,089)
Retained earnings                                      $    (20,851,414)             $    (20,851,414)
YTD income/loss                                        $     (4,652,115)             $     (4,880,982)
-----------------------------------------------------------------------------------------------------
Total stockholders' equity                             $     (5,835,511)             $     (6,064,378)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Total liabilities & stockholders' equity               $     42,370,337              $     41,580,616
-----------------------------------------------------------------------------------------------------

January    CASH RECEIPTS AND
           DISBURSEMENTS                Payroll           NY                  Mobile              Petty Cash          Total
------------------------------------------------------------------------------------------------------------------------------------
        1  Cash-Beginning of Month      $  (1,732.00)     $     74,329.54     $    18,934.20      $   44,801.00       $   136,332.74

           RECEIPTS
        2  Cash Sales                                     $            --                                             $           --
        3  Accounts Receivable
           Collections                                    $      4,852.50                                             $
        4  Loans & Advances             $         --      $    824,797.91                         $         --        $   824,797.91
        5  Sale of Assets                                 $            --                                             $           --
        6  Lease & Rental Income                                                                                      $           --
        7  Wages                                                                                                      $           --
        8  Other-Transfers between
           accounts                     $ 442,814.11      $    201,781.20     $    92,750.00      $         --        $   737,345.31
        9  Total Receipts (Total
           Lines 2-8)                   $ 442,814.11      $  1,031,431.61     $    92,750.00      $         --        $ 1,562,143.22

Unitel Video        January and February Operating Reports                Page 3


           DISBURSEMENTS
        10 Net Payroll                  $  223,581.37     $  442,814.11                                              $   666,395.48
        11 Payroll Taxes                $  156,500.73     $        -                                                 $   156,500.73
        12 Sales, Use & Other
           Taxes Paid                   $      250.00     $      739.52                                              $       989.52
        13 Inventory Purchases          $                 $        -                                                 $         -
        14 Mortgage Payments                              $        -                                                 $         -
        15 Other Secured Note Payments                    $        -                                                 $         -
        16 Rental & Lease Payments                        $  262,846.77       $         -                            $   262,846.77
        17 Utilities                                      $   95,764.70       $     4,661.11                         $   100,425.81
        18 Insurance                    $   23,750.20     $    7,081.94       $       977.00                         $    31,809.14
        19 Vehicles Expenses                              $      798.28       $     2,557.48                         $     3,355.76
        20 Travel                                         $    5,559.87       $     3,684.10                         $     9,243.97
        21 Entertainment                                  $        -          $         -                            $         -
        22 Repairs & Maintenance                          $   48,637.61       $     1,038.66                         $    49,676.47
        23 Supplies                                       $    8,114.29       $     6,589.33                         $    14,703.62
        24 Advertising                                                                                               $         -
        25 Household Expenses                                                                                        $         -
        26 Charitable Contributions                                                                                  $         -
        27 Gifts                                                                                                     $         -
        28 Other (Attach List)          $   28,939.84     $   69,305.90       $    84,282.42      $   14,801.00      $   197,329.16

        29 Total Lines 10-28            $  433,022.14     $  941,662.90       $   103,790.30      $   14,801.00      $ 1,493,276.43
           REORGANIZATION EXPENSES
        30 Professional Fees-KS, Getzler                  $  180,000.00                                              $   180,000.00
        31 U.S. Trustee Fees                              $        -                                                 $         -
        32 Other - Bankruptcy Services                    $    9,735.55                                              $     9,735.55

        33 Total Lines 30-32            $        -        $  189,735.55       $         -         $        -         $   189,735.55

        34 Total Disbursements
           (Line 29-33)                 $  433,022.14     $1,131,398.54       $   103,790.30      $   14,801.00      $ 1,683,011.98

        35 Net Cash Flow
           (Line 9-Line 34)             $    9,791.97     $  (99,966.93)      $   (11,040.30)     $  (14,801.00)     $  (120,868.76)

           Reconciling Difference                         $      (27.42)

        36 Cash-End of Month
           (Line 1 + Line 35)           $    8,059.97     $  (25,664.81)      $     7,893.90      $   30,000.00      $    15,463.98

------------------------------------------------------------------------------------------------------------------------------------
        28 OTHER CASH DISBURSEMENTS
                                        Payroll           NY                  Mobile              Petty Cash          Total
------------------------------------------------------------------------------------------------------------------------------------

           Security                                       $   21,359.68       $       130.00                         $    21,489.68
           Utility Deposits                               $        -          $         -                            $         -
           Equipment Rental                               $   11,632.82       $     5,998.12                         $    17,630.94
           Shipping, Postage
           & Messenger                                    $    1,873.69       $     3,925.92                         $     5,799.61
           Bank Charges                                   $      228.00       $        10.00                         $       238.00
           Freelancers                                    $    5,695.87       $         -                            $     5,695.87
           401K                         $   28,858.84                                                                $    28,858.84

Unitel Video        January and February Operating Reports                Page 4


           Union Dues                   $      81.00                          $       663.14                         $       744.14
           Perdiems, Airfare, Hotels                                          $    22,493.43      $   14,801.00      $    37,294.43
           Equipment R&M, Truck
           Rentals, Fuel                                                      $    13,913.57                         $    13,913.57
           Miscellaneous                                  $   28,515.84       $    37,148.24      $        -         $    65,664.08

           Total Other Cash
           Disbursements                $  28,939.84      $   69,305.90       $    84,282.42      $   14,801.00      $   197,329.16
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

February   CASH RECEIPTS AND
           DISBURSEMENTS                Payroll           NY                  Mobile              Petty Cash         Total
------------------------------------------------------------------------------------------------------------------------------------
        1  Cash-Beginning of Month      $      8,080      $    (25,665)         $     7,894         $   30,000       $    20,289

           RECEIPTS
        2  Cash Sales                                     $          0                                               $         0
        3  Accounts Receivable
           Collections                                    $      4,853                                               $         0
        4  Loans & Advances             $         0       $  1,765,073                              $        0       $ 1,765,073
        5  Sale of Assets                                 $          0                                               $         0
        6  Lease & Rental Income                                                                                     $         0
        7  Wages                                                                                                     $         0
        8  Other-Transfers between
           accounts                     $   489,342       $          0          $   232,215         $        0       $   721,557
        9  Total Receipts (Total
           Lines 2-8)                   $   489,342       $  1,769,925          $   232,215         $        0       $ 2,486,630
           DISBURSEMENTS
        10 Net Payroll                  $   270,268       $    489,342                                               $   759,610
        11 Payroll Taxes                $   180,217       $          0                                               $   180,217
        12 Sales, Use & Other
           Taxes Paid                   $         0       $         61                                               $        61
        13 Inventory Purchases                            $          0                                               $         0
        14 Mortgage Payments                              $          0                                               $         0
        15 Other Secured Note Payments                    $          0                                               $         0
        16 Rental & Lease Payments                        $    564,109          $    36,860                          $   600,969
        17 Utilities                                      $     88,199          $    22,871                          $   111,070
        18 Insurance                    $     7,132       $     22,468          $         0                          $    29,600
        19 Vehicles Expenses                              $        748          $     2,103                          $     2,852
        20 Travel                                         $        610          $    10,540                          $    11,150
        21 Entertainment                                  $        538          $         0                          $       538
        22 Repairs & Maintenance                          $     68,341          $     8,156                          $    76,497
        23 Supplies                                       $          0          $     8,397                          $     8,397
        24 Advertising                                                                                               $         0
        25 Household Expenses                                                                                        $         0
        26 Charitable Contributions                                                                                  $         0
        27 Gifts                                                                                                     $         0
        28 Other (Attach List)          $    29,258       $    419,824          $   122,593         $        0       $   571,675

        29 Total Lines 10-28            $   486,875       $  1,654,240          $   211,521         $        0       $ 2,352,636
           REORGANIZATION EXPENSES

Unitel Video        January and February Operating Reports                Page 5


        30 Professional Fees-KS, Getzler                  $        0                                                 $         0
        31 U.S. Trustee Fees                              $        0                                                 $         0
        32 Other - Bankruptcy Services                    $        0                                                 $         0

        33 Total Lines 30-32            $        0        $        0          $         0         $        0         $         0

        34 Total Disbursements
           (Line 29-33)                 $  486,875        $1,654,240          $   211,521         $        0         $ 2,352,636

        35 Net Cash Flow
           (Line 9-Line 34)             $    2,467        $  115,685          $    20,694         $        0         $   133,994

           Reconciling Difference                         $        9

        36 Cash-End of Month
           (Line 1 + Line 35)           $   10,527        $   90,029          $    28,588         $   30,000         $   154,283

------------------------------------------------------------------------------------------------------------------------------------
        28 OTHER CASH DISBURSEMENTS
                                        Payroll           NY                  Mobile              Petty Cash          Total
------------------------------------------------------------------------------------------------------------------------------------

           Security                                       $   26,358          $         0                            $    26,368
           Utility Deposits                               $        0          $         0                            $         0
           Equipment Rental                               $        0          $         0                            $         0
           Shipping, Postage
           & Messenger                                    $    1,775          $     5,080                            $     6,855
           Bank Charges                                   $      126          $        90                            $       216
           Freelancers                                    $    3,424          $     3,900                            $     7,324
           401K                         $   29,015                            $         0                            $    29,015
           Union Dues                   $      243                            $       663                            $       906
           Perdiems, Airfare, Hotels                                          $     5,519         $   22,069         $    27,689
           Equipment R&M, Truck
           Rentals, Fuel                                                      $    20,336                            $    20,336
           Miscellaneous                $        0        $  388,142          $    87,004         $        0         $   475,146

           Total Other Cash
           Disbursements                $   29,258        $  419,824          $   122,593         $   22,069         $   593,744
------------------------------------------------------------------------------------------------------------------------------------


         --------------------------------------------------------------
                            UNITEL OPERATING ACCOUNT
         --------------------------------------------------------------

                              see attached exhibit

         --------------------------------------------------------------



         --------------------------------------------------------------
                            MELLON OPERATING ACCOUNT
         --------------------------------------------------------------

                              see attached exhibit

         --------------------------------------------------------------

Unitel Video         January and February Operating Reports            Page 6

------------------------------------------------------------------------------------------------
JANUARY
------------------------------------------------------------------------------------------------
                                                                                      CLOSED
BANK RECONCILIATIONS                          ACCOUNT #1    ACCOUNT #2   ACCOUNT #3   ACCOUNT #4
------------------------------------------------------------------------------------------------
  A BANK:                                       Fleet         Fleet       Mellon        Fleet
  B ACCOUNT NUMBER:                          9417-544821   9415-859803   038-5545    9417-549227
  C PURPOSE (TYPE)                             Payroll         A/P          A/P      Petty Cash

1 Balance per Bank Statement                   $43,023       $108,487     $44,809        $0
2 Total Deposits Not Credited
3 Outstanding Checks                           $32,934       $134,152     $36,915
4 +/- Other reconciling items (Attach List)    -$2,029          $0
5 Month end balance per books                  $ 8,060       -$25,665     $ 7,894        $0

6 Number of last check written                1664/6175        9121        41621


----------------------------------------------------------------------------------------------------------------
                                                CLOSED       CLOSED
BANK RECONCILIATIONS                          ACCOUNT #5    ACCOUNT #6    ACCOUNT #7    ACCOUNT #8    ACCOUNT #9
----------------------------------------------------------------------------------------------------------------
   A BANK:                                     Wells Fargo   Wells Fargo                Union BOC       PNC Bank
   B ACCOUNT NUMBER:                           4159-405224   0290-519198    Imprest     0720089084    10-0959-6087
   C PURPOSE (TYPE)                            PAYROLL           A/P        Petty Cash     A/P             A/P

 1 Balance per Bank Statement                      $0            $0           $0          $ 3,867          $22,441
 2 Total Deposits Not Credited                     $0            $0           $0            $0               $0
 3 Outstanding Checks                                                                       $0             $ 7,441
 4 +/- Other reconciling items (Attach List)                                $15,000       $11,133            $0
 5 Month and balance per books                     $0            $0         $15,000       $15,000          $15,000

 6 Number of last check written

11 INVESTMENT ACCOUNTS - NONE

12 CURRENCY ON HAND                                                                                        $   500

13 TOTAL CASH-END OF MONTH                                                                                 $35,789

-----------------------------------------------------------------------------------
FEBRUARY
BANK RECONCILIATIONS                         ACCOUNT #1    ACCOUNT #2    ACCOUNT #3
-----------------------------------------------------------------------------------


Unitel Video         January and February Operating Reports            Page 7

  A BANK:                                      Fleet         Fleet         Mellon
  B ACCOUNT NUMBER:                          9417-544821   9415-859803   038-5545
  C PURPOSE (TYPE)                             Payroll         A/P         A/P

Balance per Bank Statement                    $51,559      $482,854      $98,168
Total Deposits Not Credited
Outstanding Checks                            $39,400      $392,825      $69,581
+/- Other reconciling items (Attach List)     $ 1,631         $0
Month end balance per books                   $10,527      $ 90,029      $28,588

Number of last check written                 1737/6187       9240          41785


-----------------------------------------------------------------------------------------------------------------
                                                CLOSED       CLOSED
BANK RECONCILIATIONS                          ACCOUNT #5    ACCOUNT #6    ACCOUNT #7    ACCOUNT #8    ACCOUNT #9
-----------------------------------------------------------------------------------------------------------------
  A BANK:                                     Wells Fargo   Wells Fargo                 Union BOC        PNC Bank
  B ACCOUNT NUMBER:                           4159-405224   0920-519198    Imprest      0720089084     10-0959-6087
  C PURPOSE (TYPE)                              Payroll        A/P       Petty Cash        A/P              A/P

Balance per Bank Statement                        $0            $0           $0          $   917          $ 21,172
Total Deposits Not Credited                       $0            $0           $0            $0               $0
Outstanding Checks                                                                         $0             $  8,006
+/- Other reconciling items (Attach List)                                  $15,000       $14,083            $0
Month and balance per books                       $0            $0         $15,000       $15,000          $ 15,000

Number of last check written

INVESTMENT ACCOUNTS - NONE

CURRENCY ON HAND                                                                                          $    500

TOTAL CASH-END OF MONTH                                                                                   $174,564

-------------------------------------------------------------------------------
                  FLEET PAYROLL BANK RECONCILIATION- JAN
-------------------------------------------------------------------------------
BALANCE PER BANK 01/31/2000                                       $43,023.18

LESS O/S CHECKS                                                   $32,933.95

ADJUSTED BANK BALANCE                                             $10,089.23

BOOK BALANCE 01/31/2000                                           $ 8,060.15


Unitel Video                  January and February Operating Reports     Page 8


DIFFERENCE                                                        $ 2,029.08

OUTSTANDING CHECK LIST:


              CK #                   AMOUNT

              1079                   $   571.97
              1141                   $ 1,305.76
              1346                   $   483.71
              1608                   $   306.67
              1614                   $   621.69
              1640                   $   227.21
              1641                   $   747.56
              1642                   $   201.99
              1643                   $   840.08
              1644                   $   252.00
              1645                   $   302.43
              1646                   $   784.75
              1647                   $   739.04
              1648                   $   535.70
              1649                   $   879.38
              1650                   $   628.37
              1651                   $   344.98
              1652                   $   972.94
              1653                   $   626.46
              1654                   $   201.99
              1655                   $   636.03
              1656                   $   937.45
              1657                   $   485.59
              1658                   $   421.67
              1659                   $   511.37
              1660                   $   469.19
              1661                   $   478.15
              1662                   $ 2,410.82
              1663                   $   700.85
              6175                   $14,308.15

       Total                         $32,933.85
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                  FLEET PAYROLL BANK RECONCILIATION - FEB
-------------------------------------------------------------------------------
BALANCE PER BANK 02/29/2000                                       $51,558.82

LESS O/S CHECKS                                                   $38,275.88

ADJUSTED BANK BALANCE                                             $13,282.94


Unitel Video                  January and February Operating Reports     Page 9


BOOK BALANCE 02/29/2000                                           $10,527.44

DIFFERENCE                                                        $ 2,755.50



OUTSTANDING CHECK LIST:


              CK #                   AMOUNT

              1141                   $ 1,305.76
              1346                   $   583.71
              1608                   $   306.67
              1674                   $   700.83
              1697                   $   231.75
              1705                   $ 2,262.38
              1708                   $   227.21
              1709                   $   247.45
              1710                   $ 1,674.73
              1711                   $   525.66
              1712                   $   276.45
              1714                   $   784.81
              1715                   $   440.91
              1716                   $   755.13
              1717                   $   673.44
              1718                   $   243.15
              1719                   $   650.98
              1720                   $ 1,241.69
              1721                   $ 1,087.28
              1722                   $   249.50
              1723                   $   566.04
              1724                   $ 1,560.47
              1725                   $   641.25
              1729                   $ 1,792.24
              1733                   $   359.17
              1735                   $ 1,171.09
              6183                   $14,725.55
              6184                   $ 1,527.91
              6185                   $    81.00
              6186                   $ 1,241.69
              6187                   $   140.00
                                     $38,275.88
-------------------------------------------------------------------------------


Unitel Video         January and February Operating Reports             Page 10



-------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                         Jan-00            Feb-00
-------------------------------------------------------------------------------
           0-30 days old                   $    1,795,549     $     1,590,684
           31-60 days old                  $      273,412     $        81,743
           61-90 days old                  $       63,428     $        48,188
           91+ days old                    $      278,312     $       192,184
           TOTAL ACCOUNTS RECEIVABLE       $    2,410,701     $     1,912,799
           LESS NON-TRADE A/R              $       60,758     $        63,539
           ACCOUNTS RECEIVABLE (NET)       $    2,349,943     $     1,849,260
-------------------------------------------------------------------------------


---------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
January                                             0-30 DAYS         31-60 DAYS        61-90 DAYS        91+ DAYS        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS PAYABLE                               $     477,990          $29,576           $27,523          $259,583        $794,672
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
AGING OF POSTPETITION ACCOUNTS PAYABLE
-----------------------------------------------------------------------------------------------------------------------------------
February                                            0-30 DAYS         31-60 DAYS        61-90 DAYS        91+ DAYS        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
 ACCOUNTS PAYABLE                               $     206,278          $98,946           $45,082          $287,106        $637,412
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES
                                                                                                                  JANUARY
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 AMOUNT
                                           BEGINNING           WITHHELD/ACC                       ENDING TAX          DELINQUENT
                                         TAX LIABILITY            RUED           AMOUNT PAID       LIABILITY             TAXES
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                                     $   61,443       $  61,443         $         --
FICA - Employee                                                 $   27,905       $  27,905         $         --
FICA - Employer                                                 $   27,905       $  27,905         $         --
Unemployment                                                    $    2,560       $   2,560         $         --
Income
Other
-----------------------------------------------------------------------------------------------------------------------------------
Total Federal Taxes                                             $  119,813       $ 119,813         $         --
-----------------------------------------------------------------------------------------------------------------------------------
STATE & LOCAL
-----------------------------------------------------------------------------------------------------------------------------------
Withholding                                                     $   17,806       $  17,805
Sales                                   $      746              $       55       $     740         $         61
Excise
Unemployment                                                    $   16,553       $  16,553
Real Property                           $  129,874              $       --       $      --         $    129,874
Personal Property
Commercial rent tax                         78,487.32           $       --       $      --         $     78,487
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL STATE AND LOCAL                   $  209,107              $   34,414       $  35,098         $    208,422
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                             $  209,107              $  154,227       $ 154,911         $    208,422
-----------------------------------------------------------------------------------------------------------------------------------



                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Unitel Video         January and February Operating Reports             Page 11

                                   INSIDERS

---------------------------------------------------------------------------------------------
                                                                          CUMULATIVE UNPAID
NAME                  POSITION      TYPE OF PAYMENT      AMOUNT PAID           BALANCE
---------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
TOTAL PAYMENTS TO INSIDERS                                $
---------------------------------------------------------------------------------------------




                                 PROFESSIONALS

-------------------------------------------------------------------------------------------------------------------------
                        TYPE OF         DATE OF COURT ORDER
NAME                  PROFESSIONAL      AUTHORIZING PAYMENT      AMOUNT APPROVED      AMOUNT PAID      DATE OF PAYMENT
-------------------------------------------------------------------------------------------------------------------------

Rosenman & Colin      Legal services                                                   $66,400.00         14-Feb



-------------------------------------------------------------------------------------------------------------------------


ADEQUATE PROTECTION PAYMENTS

---------------------------------------------------------------------------------------------------------
                         SCHEDULED MONTHLY
NAME OF CREDITOR           PAYMENTS DUE         AMOUNTS PAID DURING MONTH      TOTAL UNPAID POSTPETITION
---------------------------------------------------------------------------------------------------------
Bear Stearns - mortgage    $111,000                   $111,000
Heller - term loan         $100,000                   $100,000


----------------------------------------------------------------------------------------------------------


QUESTIONNAIRE

-------------------------------------------------------------------------------------------------------------------------

                                                                                                              YES     NO
-------------------------------------------------------------------------------------------------------------------------
1  Have any assets been sold or transferred outside the normal course of business this reporting period?     X*
2  Have any funds been disbursed from any account other than a debtor in possession account?                         X
3  Are any postpetition receivables (accounts, notes or loans) due from related parties?                             X
4  Have any payments been made on prepetition liabilities this reporting period?                                     X
5  Have any postpetition loans been received by the debtor from any party?                                   X*
6  Are any postpetition payroll taxes past due?                                                                      X
7  Are any postpetition state or federal income taxes past due?                                                      X
8  Are any postpetition real estate taxes past due?                                                                  X
9  Are any other postpetition taxes past due?                                                                        X
10 Are any amounts owed to postpetition creditors past due?                                                  X
11 Have any prepetition taxes been paid during the reporting period?                                                 X
12 Are any wage payments past due?                                                                                   X

-------------------------------------------------------------------------------------------------------------------------

* Pursuant to Bankruptcy Court Order

Unitel Video          January and February Operating Reports             Page 12


---------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                                                               YES            NO
---------------------------------------------------------------------------------------------------------------------------------
1. Are worker's compensation, general liability and other necessary insurance coverages in effect?       x
---------------------------------------------------------------------------------------------------------------------------------
2. Are all premium payments paid current?                                                                x
---------------------------------------------------------------------------------------------------------------------------------
3. Please itemize policies below
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                      INSURANCE POLICIES
---------------------------------------------------------------------------------------------------------------------------------
           TYPE OF INSURANCE                                     BROKER                                         PAYMENT
---------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability; Misc. Professional     ARC Excess & Surplus,
                                                       LLC - financing                                $6,725 monthly through
Liability; Pension Trust Fiduciary Liability           through A1 Credit                              3/00; expires 6/00
---------------------------------------------------------------------------------------------------------------------------------
Property Policy                                        FM Global -- financing through AFCO            Down payment -- $34,449;
                                                                                                      7 installments of $11,849
---------------------------------------------------------------------------------------------------------------------------------
General liability; auto disability; mobile             SCS Agency                                     9 payments of $10,113
liability; foreign liability, DICE; workers'                                                          commencing 12-3-99;
comp & two umbrella liability policies                                                                disability through 10/00
---------------------------------------------------------------------------------------------------------------------------------
Travel accident                                        HG Enterprises                                 Renewed through 11/00
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                      PERSONNEL - JANUARY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FULL TIME        PART TIME
---------------------------------------------------------------------------------------------------------------------------------
1. Total number of employees at beginning of period                                                      58               43
---------------------------------------------------------------------------------------------------------------------------------
2. Number of employees hired during the period                                                            0                6
---------------------------------------------------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the period                                           0               20
---------------------------------------------------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period                                                 58               29
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                      PERSONNEL - FEBRUARY
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      FULL TIME        PART TIME
---------------------------------------------------------------------------------------------------------------------------------
1. Total number of employees at beginning of period                                                      58               29
---------------------------------------------------------------------------------------------------------------------------------
2. Number of employees hired during the period                                                            0               21
---------------------------------------------------------------------------------------------------------------------------------
3. Number of employees terminated or resigned during the period                                           0                4
---------------------------------------------------------------------------------------------------------------------------------
4. Total number of employees on payroll at end of period                                                 58               46
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                      CHANGE OF ADDRESS
---------------------------------------------------------------------------------------------------------------------------------
Mailing address has not changed
---------------------------------------------------------------------------------------------------------------------------------

Unitel Video        January and February Operating Reports     Page 13



   FLEET OPERATING BANK RECONCILIATION                                   FLEET OPERATING BANK RECONCILIATION
---------------------------------------------------         --------------------------------------------------------------
BALANCE PER BANK 01/31/2000            $108,487.22          BALANCE PER BANK 02/28/2000                        $482,853.72

LESS O/S CHECKS                        $134,152.03          LESS O/S CHECKS                                    $392,824.85

ADJUSTED BANK BALANCE                  $       -            ADJUSTED BANK BALANCE                              $        -

BOOK BALANCE 01/31/2000                $(25,664.81)         BOOK BALANCE 02/28/2000                            $ 90,028.87

DIFFERENCE                             $       -            DIFFERENCE                                         $        -

Outstanding Check List                                      Outstanding Check List

Ck #                  Amount                                 Ck #                 Amount
      8132            $  8,741.22                                 8132            $  8,741.22
      8206            $    474.00                                 8206            $    474.00
      8297            $     17.94                                 8297            $     17.94
      8318            $    104.20                                 8318            $    104.20
      8404            $ 35,833.33                                 8416            $     47.50
      8461            $     47.50                                 9032            $    273.15
      8485            $  1,077.09                                 9066            $  5,906.50
      8545            $ 35,833.33                                 9087            $  8,176.10
      9000            $    524.51                                 9126            $  1,117.50
      9032            $    273.15                                 9156            $  3,741.50
      9042            $  1,307.50                                 9160            $ 13,964.92
      9066            $  5,906.50                                 9166            $    480.36
      9070            $  3,014.65                                 9167            $    480.36
      9071            $  5,896.84                                 9169            $  1,036.30
      9073            $    415.68                                 9176            $ 66,400.42
      9076            $    191.60                                 9178            $     75.78
      9077            $  2,435.63                                 9180            $    977.07
      9078            $    802.00                                 9183            $    297.99
      9079            $     75.00                                 9187            $ 13,840.18
      9082            $    356.77                                 9193            $    390.00
      9087            $  8,176.19                                 9194            $    637.50
      9096            $  1,890.00                                 9195            $    638.81
      9097            $    270.62                                 9197            $      5.00
      9098            $    673.76                                 9198            $  1,200.00
      9099            $    240.45                                 9207            $232,682.27
      9100            $    546.30                                 9208            $     80.10
      9101            $  1,750.00                                 9209            $    161.02
      9103            $     10.00                                 9210            $  1,246.80
      9104            $  3,913.24                                 9211            $  2,025.00
      9105            $    237.40                                 9212            $    358.00
      9106            $    173.57                                 9214            $  1,316.73
      9107            $    361.50                                 9215            $  1,538.94
      9108            $    839.72                                 9216            $    215.00


Unitel Video        January and February Operating Reports     Page 14


      9109            $    396.24                                 9217            $     97.43
      9110            $    250.00                                 9218            $     17.25
      9111            $    123.12                                 9219            $    500.00
      9112            $  1,718.56                                 9221            $    133.05
      9113            $    825.00                                 9223            $  3,856.30
      9114            $    864.46                                 9224            $     48.71
      9117            $    837.50                                 9225            $    244.54
                                                                  9226            $  2,368.66
                                                                  9227            $  3,453.18
                                                                  9228            $    170.00
                                                                  9229            $     76.75
                                                                  9230            $     20.00
                                                                  9232            $    146.35
                                                                  9234            $     60.97
                                                                  9235            $    115.00
                                                                  9236            $    128.79
                                                                  9237            $    218.71
                                                                  9239            $    115.00
                                                                  9240            $     28.05
                                                                  9350            $ 12,377.86
Total                 $127,426.09                            Total                $392,824.85
---------------------------------------------------         --------------------------------------------------------------




MELLON OPERATING BANK RECONCILIATION                        MELLON OPERATING BANK RECONCILIATION
---------------------------------------------------         --------------------------------------------------------------
BALANCE PER BANK 01/31/2000            $ 44,808.65          BALANCE PER BANK 02/28/2000                        $ 98,168.48

LESS O/S CHECKS                        $ 36,914.74          LESS O/S CHECKS                                    $ 69,580.56

ADJUSTED BALANCE                       $       -            ADJUSTED BALANCE                                   $        -

BOOK BALANCE 01/31/2000                $  7,893.91          BOOK BALANCE 02/28/2000                            $ 28,587.92

DIFFERENCE                             $       -            DIFFERENCE                                         $        -


Ck #                  Amount                                 Ck #                 Amount
      39264           $  2,105.00                                  39264           $  2,105.00
      39329           $    251.32                                  39329           $    251.32
      39654           $    105.60                                  39654           $    105.60
      40597           $  1,199.70                                  40597           $  1,199.70
      41533           $    154.25                                  41671           $    121.50
      41558           $     88.60                                  41672           $     42.00
      41559           $    144.15                                  41678           $     57.66
      41560           $     54.00                                  41680           $     75.50
      41595           $     94.86                                  41708           $    977.00
      41597           $    977.00                                  41729           $    390.63
      41598           $    111.60                                  41731           $ 14,000.00


Unitel Video        January and February Operating Reports     Page 15



      41599           $      9.50                                  71734           $    323.51
      41600           $     26.39                                  41735           $    536.50
      41602           $    300.00                                  41739           $    448.22
      41603           $    437.72                                  41740           $  1,185.95
      41604           $  5,013.10                                  41745           $  5,379.67
      41607           $     55.00                                  41747           $      0.70
      41610           $     90.00                                  41748           $    787.50
      41611           $    136.12                                  41750           $  7,919.77
      41612           $    165.00                                  41751           $    128.78
      41616           $  1,260.00                                  41752           $     77.48
      41618           $  3,191.00                                  41753           $     45.85
      41622           $  8,860.00                                  41754           $  1,260.00
      41624           $  2,145.35                                  41755           $ 12,545.00
      41625           $    292.53                                  41756           $    343.25
      41626           $  1,125.00                                  41757           $  3,150.00
      41627           $    146.57                                  41758           $      7.92
      41628           $  1,680.00                                  41759           $    267.50
      41629           $  1,719.38                                  41771           $    100.09
      41630           $    800.00                                  41772           $  2,207.32
      41631           $    412.64                                  41773           $     45.57
      41632           $  1,800.00                                  41774           $  4,450.11
      41633           $  1,353.59                                  41775           $     95.00
      41634           $    518.95                                  41776           $    150.00
      41635           $    290.83                                  41777           $  1,685.33
                                                                   41778           $  1,909.35
                                                                   41779           $    294.53
                                                                   41780           $    300.00
                                                                   41781           $  1,634.96
                                                                   41782           $  1,651.84
                                                                   41783           $    593.94
                                                                   41784           $    149.91
                                                                   41785           $    579.10
Total                 $ 36,914.75                            Total                 $ 69,580.56
---------------------------------------------------         --------------------------------------------------------------


-------------------------------------------------------------------------------------------------
                           PETTY CASH RECONCILIATION -- PITTSBURGH
-------------------------------------------------------------------------------------------------
Petty Cash Reimbursement as of:           1/31/00
  Miscellaneous
  Per Diem         3000.7240.0060         $ 850.00
  Met-Jan          3300.7240.0060         $     --
  GA&E                                    $  14.44
  EE Exp                                  $  53.44
                                                          $917.88
  Accountable Log
  Canby            3000.1510.0030         $(800.00)
  Hajburs          3000.1510.0030         $ 800.00
  Murrell          3000.1510.0030         $(750.00)
  Barry            3000.1510.0030         $(467.14)

Unitel Video          January and February Operating Reports           Page 16

  Peggs            3000.1510.0030         $ (150.00)
  Jones            3000.1510.0030         $  150.00
  Jones            3000.1510.0030         $ (200.00)
  Will             3000.1510.0030         $   50.00
  Blelich          3000.1510.0030         $  500.00
  Morse            3000.1510.0030         $ (500.00)
  Will                                    $  (50.00)
  Murrell                                 $1,500.00
  Heck                                    $ (149.63)
                                                           $  (66.77)
  Expense Reports  Murrell                $  387.20
                   Barry                  $  467.14
                   Jones                  $   40.00
                   Heck                   $  149.63
                                                           $1,043.97
Total Reimbursement                                                               $ 1,895.08

Cash on Hand
                   Cash                   $3,574.43

  Total Cash on Hand                                                              $ 3,574.43
  Past Reimbursement Due to Petty Cash                                            $ 9,530.49
  Total to Balance                                                                $15,000.00


-------------------------------------------------------------------------------------------------
                       PETTY CASH RECONCILIATION -- BURBANK
-------------------------------------------------------------------------------------------------
Burbank Petty Cash Reimbursement as of:              1/1/00
  Miscellaneous
  Page 1         Checks                       $      420.27
  Page 2         Cash Receipts                $      691.25
  Page 3         Per Diem                     $       --
                                              $       --
                                                                 $   1,111.52
  Accountable Log
  Geren          3000.1510.0030               $      (85.12)
  Will, Mike     3000.1510.0030               $        --
  Healy          3000.1510.0030               $        --
  Samler         3000.1510.0030               $        --
  Blachly        3000.1510.0030               $        --
                                                                $      (85.12)

  Expense Reports              3300.8210.0100 $        --

                                                                $        --
  Total Reimbursement                                                               $   1,026.40

  Cash on Hand


Unitel Video          January and February Operating Reports           Page 17

                 Cash                         $    1,018.91
                 Checkbook                    $    9,504.69
  Total Cash on Hand                                                               $    10,523.60
  Past Reimbursement Due to Petty Cash                                             $        --

  Outstanding Advances
                 Hayes                        $    1,000.00
                 Kendall                      $    1,500.00
                 Martz                        $       50.00
                 Nicholson                    $      200.00
                 Geren                        $      300.00
                 Gray                         $      200.00
                 Finney                       $      200.00
                                                                                   $     3,450.00
   Total to Balance                                                                $    15,000.00


-------------------------------------------------------------------------------------------------
                       PETTY CASH RECONCILIATION -- PITTSBURGH
-------------------------------------------------------------------------------------------------
Petty Cash Reimbursement as of:                     2/29/00
  Miscellaneous
  Per Diem              3000.7240.0060 $    1,100.00
  Met-Jan               3000.7240.0060 $      --
  GA&E                                 $        1.59
  EE Exp                               $      --
                                                         $    1,101.59
  Accountable Log
  Canby                 3000.1510.0030 $   (1,092.93)
  Hajburs               3000.1510.0030 $      500.00
  Murrell               3000.1510.0030 $     (520.50)
  Peggs                 3000.1510.0030 $     (200.00)
  Peggs                 3000.1510.0030 $      200.00
  Jones                 3000.1510.0030 $     (750.00)
  Samler                3000.1510.0030 $      250.00
  Will                  3000.1510.0030 $          --
  Blelich               3000.1510.0030 $      500.00
  Morse                 3000.1510.0030
  Will                                 $          --
  Murrell                              $   (1,558.74)
  Heck                                 $     (183.25)
                                                         $   (2,855.42)
  Expense Reports       Murrell        $      520.50
                        Murrell        $      631.52
                        Canby          $    1,092.93
                        Heck           $      183.25
                                                         $    2,428.20
  Total Reimbursement                                                              $      674.37


Unitel Video          January and February Operating Reports           Page 18

   Cash on Hand
                 Cash                          $    4,761.03
   Total Cash on Hand                                                              $     4,761.03
   Past Reimbursement Due to Petty Cash                                            $     9,564.60
   Total to Balance                                                                $    15,000.00


-------------------------------------------------------------------------------------------------
                       PETTY CASH RECONCILIATION -- BURBANK
-------------------------------------------------------------------------------------------------
Burbank Petty Cash Reimbursement as of:        2/29/00
  Miscellaneous
  Page 1         Checks                       $    5,523.72
  Page 2         Cash Receipts                $    1,811.83
  Page 3         Per Diem                     $      150.00
                                              $       --
                                                                 $   7,485.55
  Accountable Log
  Geren          3000.1510.0030               $       --
  Will, Mike     3000.1510.0030               $      500.00
  Will, Mike     3000.1510.0030               $     (500.00)
  Samler         3000.1510.0030               $        --
  Blachly        3000.1510.0030               $        --
                                                                $        --

  Expense Reports
  Will, Mike                   3300 8210 0100 $      434.22
                                                                $      434.22
  Total Reimbursement                                                               $   7,919.77

  Cash on Hand
                 Cash                         $      183.50
                 Checkbook                    $    3,431.73
  Total Cash on Hand                                                                $   3,615.23
  Past Reimbursement Due to Petty Cash                                              $      --

  Outstanding Advances
                 Hayes                        $    1,000.00
                 Kendall                      $    1,500.00
                 Martz                        $       65.00
                 Nicholson                    $      200.00
                 Geren                        $      300.00
                 Gray                         $      200.00
                 Finney                       $      200.00

   Total to Balance                                                                 $   3,465.00
                                                                                    $  15,000.00


[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   1  OF     5

                                                                     9415-859803

                                                             STATEMENT DATE
                                                                02/29/00
                                                               Questions?
                                                             Call our Business
   116                                                       Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       555 WEST 57TH ST
       SUITE 1240                                           ------------------
       NEW YORK NY 10019               101 ENCLOSED ITEMS    PLEASE REMIT TO:
                                                                FLEET BANK
                                                               CASH RESERVE
                                                             P.O. BOX 150456
                                                        HARTFORD, CT. 06115-0456

                                              DETACH
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             BEGINNING     DEPOSITS, OTHER     CHECKS, WITHDRAWALS,     INTEREST     ACCOUNT ACTIVITY     ENDING
CHECKING     BALANCE       CREDITS             OTHER DEBITS             PAID          & OTHER FEES        BALANCE
--------------------------------------------------------------------------------------------------------------------
9415-859803   108487.22     1769925.38            1395558.88                .00               .00         482853.72
--------------------------------------------------------------------------------------------------------------------


ACCOUNT NO.   9415-859803       COMMERCIAL CHECKING                     PERIOD 02/01/00 THROUGH 02/29/00
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     02-02                              38,958.00         WIRE INCOMING FED
                                                                          02/02/00 006578
                                                                          9999000202006578
                                                                          21279
                                                                          MELLON BANK N.A.
                     02-02            30.51                               PREAUTHORIZED DDA DEBIT
                                                                          NDPS          NDPSSTLMNT
                                                                          200002 8788000152756
                                                                          UNITEL NY
                                                                          020000333976115       CCD
                     02-02            25.00                               PREAUTHORIZED DDA DEBIT
                                                                          NDPS          NDPSSTLMNT
                                                                          200002 8788000152772
                                                                          UNITEL POST 38
                                                                          020000333976253       CCD
                     02-02            25.00                               PREAUTHORIZED DDA DEBIT
                                                                          NDPS          NDPSSTLMNT
                                                                          200002 8788000152798
                                                                          EDITEL-LA
                                                                          020000333976116       CCD
                     02-09                             254,748.25         WIRE INCOMING FED
                                                                          02/09/00 005282
                                                                          9999000209005282
                                                                          18466
                                                                          MELLON BANK N.A.


[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   2  OF     5

                                                                     9415-859803

                                                             STATEMENT DATE
                                                                02/29/00
                                                               Questions?
                                                            Call our Business
   116                                                      Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       555 WEST 57TH ST
       SUITE 1240                                           ------------------
       NEW YORK NY 10019                                      PLEASE REMIT TO:
                                                                FLEET BANK
                                                               CASH RESERVE
                                                             P.O. BOX 150456
                                                        HARTFORD, CT. 06115-0456


                                              DETACH
--------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9415-859803       CONTINUED                                 PERIOD 02/01/00 THROUGH 02/29/00

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     02-09                             145,952.00         WIRE INCOMING FED
                                                                          02/09/00 003905
                                                                          9999000209003905
                                                                          11113
                                                                          MELLON BANK N.A.
                     02-10           255,931.06                           REPETITIVE IBT VIA PC
                                                                          02/10/00 002350
                                                                          9999000210002350
                                                                          2000021000381NTR
                                                                          UNITEL VIDEO INC
                     02-14                              96,946.00         WIRE INCOMING FED
                                                                          02/14/00 006536
                                                                          9999000214006536
                                                                          27314
                                                                          MELLON BANK N.A.
                     02-14                35.00                           PRIOR MONTH SERVICE CHARGE
                     02-18                             698,815.00         WIRE INCOMING FED
                                                                          02/18/00 004301
                                                                          9999000218004301
                                                                          14953
                                                                          MELLON BANK N.A.

                     02-18           126,926.00                           PHONE CHIPS DEBIT
                                                                          02/18/00 006085
                                                                          9999000218006085
                                                                          UNITEL VIDEO INC
                                                                          CHARTER FINANCIAL INC
                     02-23                             248,822.51         WIRE INCOMING FED
                                                                          02/23/00 004655
                                                                          9999000223004655
                                                                          13918
                                                                          MELLON BANK N.A.

[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   3  OF     5

                                                                     9415-859803

                                                             STATEMENT DATE
                                                                02/29/00
                                                               Questions?
                                                            Call our Business
   116                                                      Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       555 WEST 57TH ST
       SUITE 1240                                           ------------------
       NEW YORK NY 10019                                     PLEASE REMIT TO:
                                                                FLEET BANK
                                                               CASH RESERVE
                                                             P.O. BOX 150456
                                                        HARTFORD, CT. 06115-0456


                                              DETACH
--------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9415-859803       CONTINUED                                 PERIOD 02/01/00 THROUGH 02/29/00

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     02-24                             233,411.12         WIRE INCOMING FED
                                                                          02/24/00 006475
                                                                          9999000224006475
                                                                          17098
                                                                          MELLON BANK N.A.
                     02-24            233,411.12                          REPETITIVE IBT VIA PC
                                                                          02/24/00 006613
                                                                          9999000224006613
                                                                          2000022401137NTR
                                                                          UNITEL VIDEO INC
                     02-24            248,822.51                          PHONE CHIPS DEBIT
                                                                          02/24/00 003785
                                                                          9999000224003785
                                                                          UNITEL VIDEO INC
                                                                          TERMINAL MARKETING
                     02-25                             47,420.00          WIRE INCOMING FED
                                                                          02/25/00 007206
                                                                          9999000225007206
                                                                          23010
                                                                          MELLON BANK N.A.
                     02-28                              4,852.50          PREAUTHORIZED DDA CREDIT
                                                                          AMERICAN EXP   SETTLEMENT
                                                                          000226 6316930411
                                                                          UNITEL VIDEO 6316930411
                                                                          020000598708936      CCD


[FLEET BANK LOGO]

                             STATEMENT OF ACCOUNTS                PAGE  4 OF  5
                                                                    9415-859803

                                                                 STATEMENT DATE
                                                                    02/29/00
                                                                   Questions?
                                                              Call our Business
116                                                           Banking Center at
                                                                1-800-PARTNER
                                                               (1-800-727-8637)

UNITEL VIDEO INC                                   CY      CASH RESERVE PAYMENT
555 WEST 57TH ST                                            ___________________
SUITE 1240                                                 |___________________|
NEW YORK NY  10019
                                                            PLEASE REMIT TO:
                                                               FLEET BANK
                                                              CASH RESERVE
                                                              PO BOX 150456
                                                        HARTFORD, CT. 06115-0456

                                          DETACH

----------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9415-859803    CONTINUED                       PERIOD 02/01/00 THROUGH 02/29/00
----------------------------------------------------------------------------------------------------------
- CHECKS POSTED -                - CHECKS POSTED -                       - CHECKS POSTED -
----------------------------------------------------------------------------------------------------------
DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT

02-16      8404         35,833.33    02-07     9119*         6,725.94     02-16     9155          1,856.26
02-16      8485*         1,077.09    02-07     9122*         3,879.58     02-17     9157*            84.33
02-16      8545*        35,833.33    02-03     9123            180.00     02-17     9161*            24.75
02-16      9000*           524.51    02-11     9124             59.04     02-22     9162          3,142.06
02-07      9042*         1,307.50    02-16     9125            195.11     02-23     9163            240.18
02-01      9070*         3,014.65    02-10     9127*           189.43     02-18     9164            628.18
02-02      9071          5,896.84    02-09     9128          1,200.00     02-25     9165             16.52
02-01      9073*           415.68    02-10     9129          1,318.77     02-28     9168*            47.50
02-01      9076*           191.60    02-14     9130            102.65     02-14     9170*        10,618.97
02-02      9077          2,435.63    02-16     9131            309.85     02-22     9171          4,229.79
02-07      9078            802.00    02-16     9132          3,040.21     02-22     9172            361.44
02-22      9079             75.00    02-16     9133          4,558.92     02-18     9173             89.30
02-10      9082*           356.77    02-08     9134            215.00     02-28     9175*           377.68
02-11      9096*         1,890.00    02-07     9135            750.00     02-24     9177*       144,321.90
02-04      9097            270.62    02-11     9136         51,250.81     02-24     9179*         6,350.92
02-04      9098            673.78    02-14     9137          1,133.41     02-24     9181*         1,912.50
02-07      9099            240.45    02-14     9138         53,842.30     02-24     9182            125.00
02-09      9100            546.30    02-11     9139          1,140.60     02-24     9184*           184.09
02-01      9101          1,750.00    02-07     9140          7,350.18     02-24     9185          2,546.68
02-09      9103*            10.00    02-07     9142*           364.26     02-24     9186            136.45
02-04      9104          3,913.24    02-14     9143            670.52     02-24     9188*         7,478.99
02-03      9105            237.40    02-11     9144             51.53     02-24     9189            625.70
02-29      9106            173.57    02-16     9145         11,849.50     02-23     9190             95.72
02-02      9107            361.50    02-10     9146            553.50     02-24     9191          3,299.46
02-04      9108            839.72    02-07     9147             80.00     02-24     9192            433.00
02-09      9109            396.24    02-16     9148         35,833.33     02-28     9196*           385.00
02-09      9110            250.00    02-22     9149          8,422.77     02-25     9199*         1,024.45
02-10      9111            123.12    02-18     9150             24.00     02-29     9200             41.42
02-04      9112          1,718.56    02-16     9151          4,835.85     02-28     9201          7,500.00
02-09      9113            825.00    02-14     9152          7,661.94     02-22     9202            500.00
02-10      9114            864.46    02-16     9153          2,400.00     02-24     9203            629.59
02-03      9117*           837.50    02-17     9154          4,899.40     02-29     9204          4,246.95


                                                                      CONTINUED

-------------------------------------------------------------------------------

[FLEET BANK LOGO]

                             STATEMENT OF ACCOUNTS                PAGE  5 OF  5
                                                                    9415-859803

                                                                 STATEMENT DATE
                                                                    02/29/00
                                                                   Questions?
                                                              Call our Business
116                                                           Banking Center at
                                                                1-800-PARTNER
                                                               (1-800-727-8637)

UNITEL VIDEO INC                                   CY      CASH RESERVE PAYMENT
555 WEST 57TH ST                                            ___________________
SUITE 1240                                                 |___________________|
NEW YORK NY  10019
                                                            PLEASE REMIT TO:
                                                               FLEET BANK
                                                              CASH RESERVE
                                                              PO BOX 150456
                                                        HARTFORD, CT. 06115-0456

                                          DETACH

----------------------------------------------------------------------------------------------------------
ACCOUNT NO. 9415-859803    CONTINUED                       PERIOD 02/01/00 THROUGH 02/29/00
----------------------------------------------------------------------------------------------------------
- CHECKS POSTED -                - CHECKS POSTED -                       - CHECKS POSTED -
----------------------------------------------------------------------------------------------------------
DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT

02-28      9205            150.00    02-29     9213*           270.62     02-29     9233*            65.10
02-28      9206            180.00    02-28     9222*         7,358.84


            *  DENOTES SEQUENCE BREAK


----------------------------------------------------------------------------------------------------------
                     - DAILY BALANCE SUMMARY -
----------------------------------------------------------------------------------------------------------
DATE          BALANCE      DATE         BALANCE      DATE          BALANCE
02-01      103,115.29      02-10     241,049.13      02-22      620,799.05
02-02      133,298.81      02-11     186,657.15      02-23      869,285.66
02-03      132,043.91      02-14     209,538.36      02-24      452,418.87
02-04      124,627.99      02-16      71,391.07      02-25      498,797.90
02-07      103,128.08      02-17      66,382.59      02-28      487,651.38
02-08      102,913.08      02-18     637,530.11      02-29      482,853.72
02-09      500,385.79



-------------------------------------------------------------------------------

CHECKING 25                                                    PNCBANK
PNC Bank

                                                Primary account number: 10-0959-6087

FOR THE PERIOD 02/18/2000 TO 03/22/2000         Page 1 of 4

                                                Number of enclosures: 0

UNITEL MOBILE VIDEO                             [logo] For 24-hour customer service or
ATTN GLEN M LEVINE                                     current rates: Call 1-877-BUS-BKNG
4100 STEUBENVILLE PIKE
PITTSBURGH PA 15205-9643                        [logo] Write to: Customer Service
                                                       PO Box 609
                                                       Pittsburgh, PA 15230-9738

                                                [logo] Watch for our new E-mail address
                                                       Visit us at www.pncbank.com

                                                [logo] TDD terminal: 1-800-531-1648
                                                       For hearing impaired clients only


-----------------------------------------------------------------------------------------

CHECKING 25 SUMMARY                                                   Unitel Mobile Video
Account number: 10-0959-6087     Tax ID number: 23-1713238
                                 Account Link-R- number: 02317173238


-----------------------------------------------------------------------------------------

BALANCE SUMMARY
                   Beginning         Deposits and    Checks and other             Ending
                     balance      other additions          deductions            balance

                   28,754.98            37,196.46           25,204.95          40,746.49

                                                       Average ledger  Average collected
                                                              balance            balance

                                                            34,676.89          31,831.59


-----------------------------------------------------------------------------------------

DEPOSITS AND OTHER ADDITIONS                  CHECKS AND OTHER DEDUCTIONS
Description              Items     Amount     Description                   Items     Amount

Deposits                     3  36,248.55     ATM Withdrawals and Deductions   88  25,199.95
ATM Deposits and Additions   3     947.91     Other Deductions                  1       5.00
Total                        6  37,196.46     Total                            89  25,204.95


-----------------------------------------------------------------------------------------

DAILY BALANCE

Date     Ledger balance    Date     Ledger balance    Date     Ledger balance

02/18         28,754.98    03/02         33,546.74    03/15         50,607.70
02/22         27,831.76    03/06         31,153.00    03/16         50,356.06
02/23         28,366.22    03/07         29,934.23    03/17         49,013.10
02/24         27,368.13    03/08         37,286.23    03/20         47,850.94
02/25         23,919.88    03/09         37,236.15    03/21         47,013.82
02/28         22,092.54    03/10         36,205.41    03/22         40,746.49
02/29         21,171.97    03/13         35,138.80
03/01         33,628.06    03/14         34,610.20


-----------------------------------------------------------------------------------------

ACTIVITY DETAIL
-----------------------------------------------------------------------------------------
DEPOSITS AND OTHER ADDITIONS
-----------------------------------------------------------------------------------------
DEPOSITS

Date                                           Transaction                Reference
posted                           Amount        description                   number

03/01                         12,856.55        Deposit                    003199271
03/08                          7,352.00        Deposit                    003373663
03/15                         16,040.00        Deposit                    005903345


CHECKING 25                                                                                           PNCBANK

  For 24-hour customer service                                        FOR THE PERIOD 02/18/2000 TO 03/22/2000
  CURRENT RATES: CALL 1-877-BUS-BNKG                                  UNITEL MOBILE VIDEO
                                                                      Primary account number: 10-0959-6087

Checking 25 Account number: 10-0959-6087 - continued                  Page 2 of 4
-------------------------------------------------------------------------------------------------------------

ATM DEPOSITS AND ADDITIONS

DATE                             TRANSACTION                                                        REFERENCE
POSTED                  AMOUNT   DESCRIPTION                                                           NUMBER
02/23                   804.91   Check Card Credit Grass Valley (us) Inc 5304783676 Or           860088188817
03/06                    89.50   Check Card Credit SOUTHWESTAIR5262707883 Dallas Tx              860055457773
03/06                    53.50   Check Card Credit Holiday Inns La Mirada Ca                     860014698418

-------------------------------------------------------------------------------------------------------------
CHECKS AND OTHER DEDUCTIONS
-------------------------------------------------------------------------------------------------------------
ATM WITHDRAWALS AND DEDUCTIONS

DATE                             TRANSACTION                                                        REFERENCE
POSTED                  AMOUNT   DESCRIPTION                                                           NUMBER

02/22                   185.85   Check Card Purchase Hilton Hotels Uinversal Ci Ca               860001138105
02/22                   176.67   Check Card Purchase Warner Electric Bristol Ct                  860088188817
02/22                   112.95   Check Card Purchase Tektronix Inc. Beaverton Or                 860088188817
02/22                    89.50   Check Card Purchase SOUTHWESTAIR5262707883 Dallas Tx            860055457773
02/22                    83.43   Check Card Purchase Polyline Corporation Elk Grove V Il         860088188817
02/22                    75.21   Check Card Purchase Hampton Inn Wheeling WV                     860050011195
02/22                    75.00   Check Card Purchase USAir Los Angeles Ca                        860055457773
02/22                    69.76   Check Card Purchase Hampton Inn Wheeling WV                     860083212497
02/22                    54.85   Check Card Purchase Fireside Steakhouse Lake Placid NY          860088188817
02/23                   228.45   Check Card Purchase Cdw* Computer Centers 800-800-4239 Il       860088188817
02/23                    34.00   Check Card Purchase Pgh Intl Airport Pittsburgh PA              860055457773
02/23                     8.00   Check Card Purchase Unocal 76 Beverly Hil Ca                    860036082013
02/23                   435.47   Check Card Purchase Kens Truck Tire Sale & Pittsburgh PA        860088188817
02/24                   291.32   Check Card Purchase Courtyard By Marriott Los Angeles Ca        860036082013
02/24                   119.90   Check Card Purchase Holiday Inns Airport N Atlanta Ga           860050011195
02/24                   119.90   Check Card Purchase Holiday Inns Airport N Atlanta Ga           860050011195
02/24                    20.00   Check Card Purchase Sgi* Stargate Industrie 412-3167827 PA      860055457773
02/24                    11.50   Check Card Purchase Pgh Intl Airport Pittsburgh PA              860036082013
02/25                 3,448.25   Check Card Purchase Sony Bus & Prof Group 4089554961 Ca         860088188817
02/28                   876.40   Check Card Purchase Radission Hotel Midtow Los Angeles Ca       860001138105
02/28                   837.90   Check Card Purchase Radission Hotel Midtow Los Angeles Ca       860014849599
02/28                    52.66   Check Card Purchase Papa J's Pizza Pasta F Carnegie PA          860088188817
02/28                    43.38   Check Card Purchase Mouser Electronics NJ 2013288360 NJ         860088188817
02/28                    17.00   Check Card Purchase Pgh Intl Airport Pittsburgh PA              860055457773
02/29                   364.14   Check Card Purchase Holiday Inns East Elmhur NY                 860083212497
02/29                   364.14   Check Card Purchase Holiday Inns East Elmhur NY                 860050011195
02/29                   160.50   Check Card Purchase Holiday Inns La Mirada Ca                   860014698418
02/29                    19.29   Check Card Purchase Unocal 76 Burlingame                        860036082013
02/29                    11.50   Check Card Purchase Pgh Intl Airport Pittsburgh PA              860083212497
02/29                     1.00   Check Card Purchase Fairmount Hotels San Jo San Jose Ca         860036082013
03/01                   160.50   Check Card Purchase Holiday Inns La Mirada Ca                   860014698418
03/01                    75.00   Check Card Purchase USAir Los Angeles Ca                        860014698418
03/01                    72.44   Check Card Purchase Sony Bus & Prof Group San Jose Ca           860088188817
03/01                    40.00   Check Card Purchase Ikegami Electronics, U 201-3689171 NJ       860088188817
03/01                    24.00   Check Card Purchase Burbank Glndl Pasdna A Burbank Ca           860057455916
03/01                    17.25   Check Card Purchase Pgh Intl Airport Pittsburgh PA              860036082013
03/01                    11.27   Check Card Purchase Radission Hotels Barcel Washington Dc       860040482019
03/02                    53.50   Check Card Purchase Holiday Inns La Mirada Ca                   860014698418
03/02                    27.82   Check Card Purchase Charlie Brown's Parkin Coraopolis PA        860014698418


ATM WITHDRAWALS AND DEDUCTIONS CONTINUED ON NEXT PAGE


CHECKING 25                                                                                           PNCBANK

  For 24-hour customer service                                        FOR THE PERIOD 02/18/2000 TO 03/22/2000
  CURRENT RATES: CALL 1-877-BUS-BNKG                                  UNITEL MOBILE VIDEO
                                                                      Primary account number: 10-0959-6087

Checking 25 Account number: 10-0959-6087 - continued                  Page 3 of 4
-------------------------------------------------------------------------------------------------------------
ATM Withdrawals and Deductions - Continued


DATE                             TRANSACTION                                                        REFERENCE
POSTED                  AMOUNT   DESCRIPTION                                                           NUMBER
03/06                 1,471.44   Check Card Purchase Sony Bus & Prof Group 4089554961 Ca         860088188817
03/06                   444.50   Check Card Purchase Radisson Hotel Midtow Los Angeles Ca        860055457773
03/06                   427.50   Check Card Purchase Radisson Hotel Midtow Los Angeles Ca        860040482019
03/06                    85.32   Check Card Purchase Holiday Inns Philadelp Essington PA         860014698418
03/06                    53.99   Check Card Purchase Motel 6 #1267 Essington PA                  860014698418
03/06                    53.99   Check Card Purchase Motel 6 #1267 Essington PA                  860014698418
03/07                   558.43   Check Card Purchase Hilton Hotels Universl Ci Ca                860083212497
03/07                   384.52   Check Card Purchase Radisson Beverly Pavil Beverly Hill Ca      860014849599
03/07                    85.32   Check Card Purchase Holiday Inns Philadelp Essington PA         860014698418
03/07                    85.32   Check Card Purchase Holiday Inns Philadelp Essington PA         860014698418
03/07                    62.68   Check Card Purchase Sony Bus & Prof Group San Jose CA           860088188817
03/07                    42.50   Check Card Purchase Pgh Intl Airport Pittsburgh PA              860055457773
03/09                    50.08   Check Card Purchase Sapporo Japanese Stkhs Pittsburgh PA        860088188817
03/10                   479.45   Check Card Purchase Gepco International In Des Plaines Il       860088188817
03/10                   225.25   Check Card Purchase Phoenix Rope and Corda Joliet Il            860088188817
03/10                   164.65   Check Card Purchase Phoenix Rope and Corda Joliet Il            860088188817
03/10                   157.25   Check Card Purchase Ramtronix Inc Deer Park NY                  860088188817
03/10                     4.14   Check Card Purchase Unocal 76 Burbank CA                        860036082013
03/13                   356.57   Check Card Purchase Hilton Hotels Universl Ci Ca                860001138105
03/13                   344.30   Check Card Purchase Hilton Hotels Burbank Burbank Ca            860036082013
03/13                   110.00   Check Card Purchase M C M Electronics 800-3451349 Oh            860099548751
03/13                    96.93   Check Card Purchase Hilton Hotels/Los Ange Los Angeles Ca       860099548751
03/13                    96.93   Check Card Purchase Hilton Hotels/Los Ange Los Angeles Ca       860040482019
03/13                    61.88   Check Card Purchase Mc Master Carr Supp 630-834-96 Il           860099548751
03/14                   478.20   Check Card Purchase Radisson Hotel Midtow Los Angeles Ca        860055457773
03/14                    42.50   Check Card Purchase Leitch Incorporated 757-5482300 VA          860088188817
03/14                     7.90   Check Card Purchase Texaco Inc 61106032003 Los Angeles Ca       860055457773
03/15                    42.50   Check Card Purchase Pgh Intl Airport Pittsburgh PA              860055457773
03/16                   126.90   Check Card Purchase Hilton Hotels/Los Ange Los Angeles Ca       860001138105
03/16                   119.74   Check Card Purchase Hilton Hotels/Los Ange Los Angeles Ca       860036082013
03/17                   561.82   Check Card Purchase Gepco International In Des Plaines Il       860099548751
03/17                   394.00   Check Card Purchase Ramtronix Inc Deer Park NY                  860099548751
03/17                   266.40   Check Card Purchase Accubyte 630-8329200 Il                     860099548751
03/17                   120.74   Check Card Purchase Hilton Hotels/Los Ange Los Angeles Ca       860055457773
03/20                   446.68   Check Card Purchase Radisson Hotels Empire New York NY          860055457773
03/20                   445.68   Check Card Purchase Radisson Hotels Empire New York NY          860050011195
03/20                   185.86   Check Card Purchase Hilton Hotels Universl Ci Ca                860001138105
03/20                    72.44   Check Card Purchase Sony Bus & Prof Group San Jose Ca           860088188817
03/20                    11.50   Check Card Purchase Pgh Intl Airport Pittsburgh PA              860050011195
03/21                   139.52   Check Card Purchase Sahara Advance Reserva Las Vegas Nv         860088188817
03/21                   139.52   Check Card Purchase Sahara Advance Reserva Las Vegas Nv         860057155916
03/21                   139.52   Check Card Purchase Sahara Advance Reserva Las Vegas Nv         860055457773
03/21                   139.52   Check Card Purchase Sahara Advance Reserva Las Vegas Nv         860049893398
03/21                   139.52   Check Card Purchase Sahara Advance Reserva Las Vegas Nv         860048127111
03/21                   139.52   Check Card Purchase Sahara Advance Reserva Las Vegas Nv         860001138105
03/22                 3,500.00   Check Card Purchase Grass Valley (us) Inc 530-4783676 Or        860088188817
03/22                 1,761.33   Check Card Purchase Grass Valley (us) Inc 530-4783676 Or        860049893398


ATM Withdrawals and Deductions continued on next page


CHECKING 25                                                                                           PNCBANK

  For 24-hour customer service                                        FOR THE PERIOD 02/18/2000 TO 03/22/2000
  CURRENT RATES: CALL 1-877-BUS-BNKG                                  UNITEL MOBILE VIDEO
                                                                      Primary account number: 10-0959-6087

Checking 25 Account number: 10-0959-6087 - continued                  Page 4 of 4
-------------------------------------------------------------------------------------------------------------
ATM Withdrawals and Deductions - Continued



DATE                             TRANSACTION                                                        REFERENCE
POSTED                  AMOUNT   DESCRIPTION                                                           NUMBER
03/22                   931.00   Check Card Purchase Hilton Hotels Universal Ci Ca               860083212497

03/22                    75.00   Check Card Purchase USAir Los Angeles Ca                        860083212497

-------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS


DATE                             TRANSACTION                                                        REFERENCE
POSTED                  AMOUNT   DESCRIPTION                                                           NUMBER
03/16                     5.00   Card Replacement Fee                                      000000403 00 02:14


[MELLON BANK LOGO]

       MELLON BANK NA
       WESTERN REGION
       CRAFTON-INGRAM SHOPPING CTR
       800-527-1800

                   UNITEL MOBILE VIDEO A DIV OF       100
                   UNITEL VIDEO INC                    95
                   4100 STEUBENVILLE PIKE
                   PITTSBURGH PA 15205-9643

                                                                                                                   PAGE:   1
                                                                                                  ACCOUNT NUMBER:   038-5545
                                                                                                  STATEMENT FROM:   DEC 31, 1999
                                                                                                              TO:   JAN 31, 2000
                                                                                                              BZ             110

---------------------------------------------------------------------------------------------------------------------------------
Account Summary
---------------------------------------------------------------------------------------------------------------------------------
ACTIVITY                                       ITEMS                               DOLLAR SUBTOTALS                DOLLAR TOTALS

OPENING BALANCE                                                                                                        108,287.01

     DEPOSITS                                      0                                            .00
     WIRE TRANSFER CREDITS                         3                                      92,750.00
     OTHER CREDITS                                 0                                            .00
TOTAL CREDITS                                      3                                                                    92,750.00

     CHECKS PAID                                 110                                     156,192.36
     OTHER DEBTS                                   3                                          36.00
TOTAL DEBITS                                     113                                                                   156,228.36

CLOSING BALANCE                                                                                                         44,808.65


---------------------------------------------------------------------------------------------------------------------------------
Daily Transactions
---------------------------------------------------------------------------------------------------------------------------------
 DATE   TRANSACTION DESCRIPTION                                                      CHECKS/DEBITS                DEPSITS/CREDITS
12-31   CLOSING BALANCE PREVIOUS STATEMENT .........................................................................   108,287.01

01-03   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      9,391.10
                                           DAILY BALANCE ________________________________________________________    98,895.91

01-04   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                     14,322.32
                                           DAILY BALANCE ________________________________________________________    84,573.59

01-05   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                       6,876.37
                                           DAILY BALANCE ________________________________________________________    77,697.22

01-06   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                        441.80
                                           DAILY BALANCE ________________________________________________________    77,255.42

01-07   WIRE TRANSFER CREDIT........................................................................................    20,429.00
        CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      1,676.07
        WIRE XFER SERVICE 1 ITEM(S)                                                      12.00
                                           DAILY BALANCE ________________________________________________________    95,996.35

02-10   CHECK(S) PAID (SEE DETAIL SECTION)                                            7,821.71
                                           DAILY BALANCE ________________________________________________________    88,174.64


[MELLON BANK LOGO]


             UNITEL MOBILE VIDEO A DIV OF
             UNITEL VIDEO INC

                                                                                                          PAGE:   2
                                                                                                ACCOUNT NUMBER:   038-5545
                                                                                                            TO:   JAN 31, 2000

---------------------------------------------------------------------------------------------------------------------------------
Daily Transactions
---------------------------------------------------------------------------------------------------------------------------------
 DATE   TRANSACTION DESCRIPTION                                                      CHECKS/DEBITS                DEPSITS/CREDITS
01-11   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      6,451.53
                                           DAILY BALANCE ________________________________________________________    81,723.11

01-12   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                     25,715.39
                                           DAILY BALANCE ________________________________________________________    56,007.72

01-13   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      6,887.28
                                           DAILY BALANCE ________________________________________________________    49,120.44

01-14   WIRE TRANSFER CREDIT........................................................................................    36,382.00
        CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      2,989.10
        WIRE XFER SERVICE 1 ITEM(S)                                                      12.00
                                           DAILY BALANCE ________________________________________________________    82,501.34

01-18   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      1,821.22
                                           DAILY BALANCE ________________________________________________________    80,680.12

01-19   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                     23,126.03
                                           DAILY BALANCE ________________________________________________________    57,554.09

01-20   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      1,437.64
                                           DAILY BALANCE ________________________________________________________    56,116.45

01-21   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      2,639.21
                                           DAILY BALANCE ________________________________________________________    53,477.24

01-24   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      3,814.44
                                           DAILY BALANCE ________________________________________________________    49,662.80

01-25   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      2,044.63
                                           DAILY BALANCE ________________________________________________________    47,618.17

01-26   WIRE TRANSFER CREDIT........................................................................................    35,939.00
        CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                     28,689.68
        WIRE XFER SERVICE 1 ITEM(S)                                                      12.00
                                           DAILY BALANCE ________________________________________________________    54,855.49

01-27   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      2,235.31
                                           DAILY BALANCE ________________________________________________________    52,620.18

01-28   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      2,123.54
                                           DAILY BALANCE ________________________________________________________    50,496.64

01-31   CHECK(S) PAID (SEE CHECK DETAIL SECTION)                                      5,687.99
                                         CLOSING BALANCE ________________________________________________________    44,808.65



----------------------------------------------------------------------------------------------------------
Check Detail
----------------------------------------------------------------------------------------------------------
CHECK NO.       AMOUNT      DATE      REFERENCE NO.   CHECK NO.         AMOUNT    DATE      REFERENCE NO.

  41361         261.91      01-05       200776662        41484        5,681.29    01-05      200776661
  41450*         83.25      01-06       200104027        41485          283.68    01-05      800517826
  41462*      2,654.08      01-12       500336893        41494*         210.48    01-10      200782484
  41476*         47.32      01-04       200511339        41495           61.35    01-10      200782936
  41478*      5,564.00      01-03       100230230        41499*         649.49    01-05      400285148
  41481*        275.00      01-04       600384828        41503*       3,285.00    01-03      100198912
  41482         542.10      01-03       100215655        41506*      14,000.00    01-04      100508665
  41483       2,031.00      01-11       600469660        41507           69.17    01-25      600581235


[MELLON BANK LOGO]


UNITEL MOBILE VIDEO A DIV OF                                 PAGE: 3
UNITEL VIDEO INC                                   ACCOUNT NUMBER: 038-5545
                                                     STATEMENT TO: JAN 31, 2000
----------------------------------------------------------------------------------------------------------
Check Detail
----------------------------------------------------------------------------------------------------------
CHECK NO.       AMOUNT      DATE      REFERENCE NO.   CHECK NO.         AMOUNT    DATE      REFERENCE NO.

  41508          45.10      01-06       100444953        41566           43.00    01-24      600151912
  41509          90.00      01-06       400671294        41567           39.50    01-24      100911355
  41510         285.50      01-13       500529891        41568          589.22    01-24      700654910
  41511         370.43      01-11     80300504761        41569           65.00    01-21      100601773
  41512          25.81      01-11       600260456        41570        1,356.59    01-20      700029181
  41513         450.00      01-11       300511308        41571          294.42    01-24      100912255
  41514         574.93      01-12       700486825        41572        1,099.93    01-24      700654911
  41515          99.53      01-11       800057017        41573        1,104.50    01-21      100604844
  41516       3,137.50      01-11       300511309        41574        1,576.07    01-19      200183458
  41517       3,221.68      01-13       600714194        41575        1,000.00    01-25      700729971
  41518         125.00      01-10       200782843        41577*         395.00    01-21      100588426
  41519         550.00      01-18       100347912        41578          235.00    01-25      700726814
  41520          98.45      01-06       100439636        41579          160.50    01-21      700202333
  41521           9.50      01-11       300581517        41580          663.14    01-25      500403980
  41522          10.22      01-19       200024073        41581          174.23    01-26      100331472
  41523          50.00      01-19       200024074        41582          437.55    01-19      200183436
  41524         173.32      01-10       700000972        41583        1,676.91    01-24      100900131
  41526*      1,719.38      01-10       700048477        41584          217.31    01-27      100595747
  41527          20.00      01-11       300575529        41585        1,784.00    01-26      100443604
  41528         546.81      01-10       200781722        41586        2,018.00    01-27      700437858
  41529       1,576.07      01-07       500790437        41587           21.95    01-21      100584986
  41530      10,000.00      01-12       800238530        41588          178.54    01-28      200317498
  41531         125.00      01-06       100137490        41589        7,075.00    01-19      700637171
  41532       3,640.42      01-10       800757079        41590           77.32    01-25      500417281
  41534*        100.00      01-07       400861649        41591          500.00    01-21      100601868
  41535       1,344.95      01-10       400228006        41592          126.00    01-21      600017626
  41536       1,390.00      01-12       500333710        41593       10,000.00    01-26      100279885
  41537         100.00      01-19       100190507        41594          166.80    01-28      300870480
  41538          65.95      01-20       100424317        41596*         300.00    01-28      400026569
  41539         307.36      01-11       200257205        41601*         649.49    01-31      400761060
  41540         796.38      01-12       200374197        41605*         855.18    01-31      100000207
  41541          15.10      01-20       400599857        41606        1,274.04    01-31      500262587
  41542          64.60      01-19       100899193        41608*          71.10    01-28      200160513
  41543           9.69      01-13       100845425        41609          331.45    01-26      300551871
  41544          71.60      01-13       400173885        41613*         600.00    01-28      400069970
  41545           7.12      01-19       600558371        41614       10,000.00    01-26      200857229
  41546       2,598.37      01-19       100893797        41615        6,400.00    01-26      500570377
  41547         233.10      01-19       100190506        41617*         475.00    01-28      400069969
  41548         135.00      01-19       200144682        41619*         332.10    01-28      200296962
  41549         658.03      01-18       700333405        41620          605.34    01-31      400662291
  41550         366.48      01-14       300018699        41621        2,303.94    01-31      500262588
  41551       2,622.62      01-14       700000441
  41552         248.36      01-21       100614303
  41553         317.17      01-18       100587849
  41554         130.00      01-19       100925113
  41555         180.00      01-13       500631320
  41556       3,118.81      01-13       600713317
  41557      10,300.00      01-12       100609535
  41561*        296.00      01-18       100346842
  41562      10,709.00      01-19       200055704
  41563          17.90      01-21       700248630
  41564          14.96      01-24       100901781
  41565          47.50      01-24       500138230

*INDICATES A BREAK IN THE LISTING OF CONSECUTIVE CHECK NUMBERS.
----------------------------------------------------------------------------------------------------------
IMPORTANT INFORMATION: PLEASE EXAMINE AND RECONCILE YOUR STATEMENT PROMPTLY. ERRORS AND IMPROPER TRANSFERS
MUST BE REPORTED TO THE BANK WITHIN 14 DAYS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR LOCAL BRANCH
OFFICE OR CALL THE BUSINESS TELEPHONE BANKING CENTER AT 800-527-1800.

STATEMENT RECONCILEMENT FORMS ARE AVAILABLE THROUGH YOUR LOCAL BRANCH OFFICE.


[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   1  OF     5

                                                                     9415-859803

                                                              STATEMENT DATE
                                                                 01/31/00
                                                                 Questions?
                                                             Call our Business
   116                                                       Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       555 WEST 57TH ST
       SUITE 1240                                           ------------------
       NEW YORK NY 10019               139 ENCLOSED ITEMS    PLEASE REMIT TO:
                                                                FLEET BANK
                                                               CASH RESERVE
                                                             P.O. BOX 150456
                                                        HARTFORD, CT. 06115-0456

                                              DETACH
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             BEGINNING     DEPOSITS, OTHER     CHECKS, WITHDRAWALS,     INTEREST     ACCOUNT ACTIVITY     ENDING
CHECKING     BALANCE       CREDITS             OTHER DEBITS             PAID          & OTHER FEES        BALANCE
--------------------------------------------------------------------------------------------------------------------
9415-859803   174743.58     1031431.61            1097687.97                .00               .00         108487.22
--------------------------------------------------------------------------------------------------------------------


ACCOUNT NO.   9415-859803       COMMERCIAL CHECKING                     PERIOD 01/01/00 THROUGH 01/31/00
BUSINESS BANKING CENTER ACCESS CODE 7399

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     01-04                65.51                           PREAUTHORIZED DDA DEBIT
                                                                          NDPS           NDPSSTLMNT
                                                                          200001 8788000152756
                                                                          UNITEL NY
                                                                          020000047569365     CCD
                     01-04                60.00                           PREAUTHORIZED DDA DEBIT
                                                                          NDPS           NDPSSTLMNT
                                                                          200001 8788000152798
                                                                          EDITEL-LA
                                                                          020000047569366    CCD
                     01-04                60.00                           PREAUTHORIZED DDA DEBIT
                                                                          NDPS           NDPSSTLMNT
                                                                          200001 8788000152772
                                                                          UNITEL POST 38
                                                                          020000047569539     CCD
                     01-07                             243,679.00         WIRE INCOMING FED
                                                                          01/07/00 004721
                                                                          9999000107004721
                                                                          14131
                                                                          MELLON BANK N.A.
                     01-10            90,000.00                           PHONE CHIPS DEBIT
                                                                          01/10/00 004415
                                                                          9999000110004415
                                                                          UNITEL VIDEO INC
                                                                          GETZLER AND CO., INC.


[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   2  OF     5

                                                                     9415-859803

                                                              STATEMENT DATE
                                                                  01/31/00
                                                                 Questions?
                                                             Call our Business
   116                                                      Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       555 WEST 57TH ST
       SUITE 1240                                           ------------------
       NEW YORK NY 10019                                     PLEASE REMIT TO:
                                                                FLEET BANK
                                                               CASH RESERVE
                                                             P.O. BOX 150456
                                                        HARTFORD, CT. 06115-0456


                                              DETACH
--------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9415-859803       CONTINUED                                PERIOD 01/01/00 THROUGH 01/31/00

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     01-12                             201,781.20         WIRE INCOMING FED
                                                                          01/12/00 005649
                                                                          9999000112005649
                                                                          20556
                                                                          MELLON BANK N.A.
                     01-12            201,781.20                          REPETITIVE IBT VIA PC
                                                                          01/12/00 006355
                                                                          9999000112006355
                                                                          2000011201388NTR
                                                                          UNITEL VIDEO INC
                     01-14                            135,998.00          WIRE INCOMING FED
                                                                          01/14/00 006501
                                                                          9999000114006501
                                                                          21964
                                                                          MELLON BANK N.A.
                     01-14                 70.00                          PRIOR MONTH SERVICE CHARGE
                     01-18                             83,900.00          WIRE INCOMING FED
                                                                          01/18/00 006580
                                                                          9999000118006580
                                                                          17233
                                                                          MELLON BANK N.A.

                     01-18            167,800.00                          PHONE CHIPS DEBIT
                                                                          01/18/00 003940
                                                                          9999000118003940
                                                                          UNITEL VIDEO INC
                                                                          CHARTER FINANCIAL INC
                     01-19                              4,852.50          PREAUTHORIZED DDA CREDIT
                                                                          AMERICAN EXP        SETTLEMENT
                                                                          000119 6316930411
                                                                          UNITEL VIDEO6316930411
                                                                          020000190869688     CCD


[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   3  OF     5

                                                                     9415-859803

                                                              STATEMENT DATE
                                                                  01/31/00
                                                                 Questions?
                                                             Call our Business
   116                                                       Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       555 WEST 57TH ST
       SUITE 1240                                           ------------------
       NEW YORK NY 10019                                     PLEASE REMIT TO:
                                                                FLEET BANK
                                                               CASH RESERVE
                                                             P.O. BOX 150456
                                                        HARTFORD, CT. 06115-0456


                                              DETACH
--------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9415-859803       CONTINUED                                 PERIOD 01/01/00 THROUGH 01/31/00

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     01-25             25,000.00                          REPETITIVE IBT VIA PC
                                                                          01/25/00 002706
                                                                          9999000125002706
                                                                          2000012500349NTR
                                                                          UNITEL VIDEO INC
                     01-26                             361,220.91         WIRE INCOMING FED
                                                                          01/26/00 005908
                                                                          9999000126005908
                                                                          20049
                                                                          MELLON BANK N.A.
                     01-27            216,032.91                          REPETITIVE IBT VIA PC
                                                                          01/27/00 002851
                                                                          9999000127002851
                                                                          2000012700332NTR
                                                                          UNITEL VIDEO INC
                     01-28             90,000.00                          PHONE CHIPS DEBIT
                                                                          01/28/00 003967
                                                                          9999000128003967
                                                                          UNITEL VIDEO INC
                                                                          GETZLER & CO INC


[FLEET BANK LOGO]

                             STATEMENT OF ACCOUNTS                PAGE  4 OF  5
                                                                    9415-859803

                                                                 STATEMENT DATE
                                                                    01/31/00
                                                                   Questions?
                                                              Call our Business
116                                                           Banking Center at
                                                                1-800-PARTNER
                                                               (1-800-727-8637)

UNITEL VIDEO INC                                   CY      CASH RESERVE PAYMENT
555 WEST 57TH ST                                            ___________________
SUITE 1240                                                 |___________________|
NEW YORK NY  10019
                                                            PLEASE REMIT TO:
                                                               FLEET BANK
                                                              CASH RESERVE
                                                              PO BOX 150456
                                                       HARTFORD, CT.  06115-0456

                                          DETACH

----------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9415-859803    CONTINUED                       PERIOD 01/01/00 THROUGH 01/31/00
----------------------------------------------------------------------------------------------------------
- CHECKS POSTED -                - CHECKS POSTED -                       - CHECKS POSTED -
----------------------------------------------------------------------------------------------------------
DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT

01-05      8397            472.40    01-10     8512            238.41     01-27     9002            411.32
01-19      8316*            50.00    01-10     8513            855.18     01-18     9003             41.25
01-12      8431*           476.00    01-05     8514             74.40     01-14     9004            179.84
01-06      8446*           939.25    01-04     8515             25.00     01-18     9006*           133.14
01-07      8452*         2,392.60    01-05     8518*         2,625.74     01-18     9008*         3,170.99
01-04      8465*         3,352.37    01-11     8519             55.00     01-18     9009          2,573.22
01-07      8482*           800.00    01-07     8520            303.93     01-19     9010            985.00
01-12      8483          1,217.50    01-05     8522*           449.98     01-14     9011            800.40
01-20      8484            160.00    01-20     8523             95.26     01-19     9012          1,004.76
01-19      8486*         1,594.51    01-10     8524         10,113.30     01-14     9013            437.06
01-04      8487            112.50    01-11     8525         11,849.50     01-14     9014            282.80
01-10      8491*            10.12    01-21     8526            160.00     01-14     9015            967.76
01-03      8492            155.68    01-05     8527            421.92     01-28     9016            325.73
01-04      8493            300.00    01-20     8528             65.00     01-28     9017            346.33
01-05      8494             25.94    01-10     8529         27,982.60     01-28     9018            461.35
01-05      8495            400.00    01-11     8530            195.11     01-18     9019          3,009.93
01-03      8496          6,725.94    01-10     8531          4,346.38     01-18     9020          5,784.35
01-24      8497            223.00    01-07     8532            500.00     01-18     9021         12,243.61
01-10      8498          1,318.77    01-10     8533         27,202.60     01-18     9022          4,610.98
01-03      8499            270.62    01-06     8534          2,435.63     01-18     9023         12,281.31
01-10      8500            840.09    01-10     8535            503.30     01-18     9024         10,054.14
01-11      8501            334.93    01-07     8536          3,453.18     01-19     9025            240.00
01-05      8502            543.64    01-10     8537          4,151.39     01-14     9026          4,719.70
01-10      8503             34.00    01-10     8538          2,811.02     01-26     9027          1,100.00
01-13      8504            231.00    01-24     8539          2,400.00     01-14     9028          3,048.00
01-10      8505            157.08    01-11     8540          7,211.62     01-20     9029             64.63
01-04      8506            518.68    01-24     8541            356.00     01-18     9030            129.00
01-10      8507          1,450.33    01-11     8542          2,000.00     01-18     9031            916.89
01-18      8508            344.72    01-13     8543            132.37     01-19     9033*           111.36
01-06      8509             10.83    01-14     8544          6,188.93     01-18     9034            553.05
01-13      8510          1,379.42    01-13     8546*         4,985.55     01-18     9035          7,403.22
01-10      8511            431.05    01-26     9001*         4,750.00     01-19     9036          1,244.87



                                                                      CONTINUED

-------------------------------------------------------------------------------

[FLEET BANK LOGO]

                             STATEMENT OF ACCOUNTS                PAGE  5 OF  5
                                                                    9415-859803

                                                                 STATEMENT DATE
                                                                    01/31/00
                                                                   Questions?
                                                              Call our Business
116                                                           Banking Center at
                                                                1-800-PARTNER
                                                               (1-800-727-8637)

UNITEL VIDEO INC                                   CY      CASH RESERVE PAYMENT
555 WEST 57TH ST                                            ___________________
SUITE 1240                                                 |___________________|
NEW YORK NY  10019
                                                            PLEASE REMIT TO:
                                                               FLEET BANK
                                                              CASH RESERVE
                                                              PO BOX 150456
                                                       HARTFORD, CT.  06115-0456

                                          DETACH

----------------------------------------------------------------------------------------------------------
COUNT NO.   9415-859803    CONTINUED                       PERIOD 01/01/00 THROUGH 01/31/00
----------------------------------------------------------------------------------------------------------
- CHECKS POSTED -                - CHECKS POSTED -                       - CHECKS POSTED -
----------------------------------------------------------------------------------------------------------
DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT

01-20      9037          6,300.00    01-25      9054         2,920.58     01-27     9069          1,800.00
01-19      9038            390.00    01-25      9055           415.68     01-27     9072*           333.90
01-19      9039          3,139.25    01-20      9056           230.03     01-24     9075*         7,204.04
01-20      9040          1,392.60    01-20      9057            92.01     01-26     9080*           327.00
01-19      9043*           359.02    01-21      9058            36.81     01-27     9081            818.00
01-19      9044          1,639.44    01-19      9059         1,007.60     01-31     9083*           691.00
01-18      9045            231.38    01-19      9060         1,244.87     01-25     9084            116.00
01-26      9046          1,403.82    01-19      9061            34.80     01-25     9085            343.42
01-26      9047          2,118.95    01-19      9062            16.25     01-26     9088*         8,795.31
01-20      9048             62.66    01-20      9063         5,212.24     01-24     9091*            21.00
01-20      9049          1,392.00    01-28      9064           739.52     01-27     9092            750.00
01-18      9050            828.48    01-24      9065           165.00     01-27     9093            500.00
01-18      9051          2,207.14    01-27      9067*           89.31     01-27     9095*         2,265.00
01-25      9052            415.68    01-28      9068         2,400.00     01-31     9102*         7,653.28
01-25      9053          2,868.62



            *  DENOTES SEQUENCE BREAK


----------------------------------------------------------------------------------------------------------
                     - DAILY BALANCE SUMMARY -
----------------------------------------------------------------------------------------------------------
DATE                    BALANCE      DATE                    BALANCE      DATE                    BALANCE

01-03                  167,591.34    01-12                 195,142.16     01-24                 123,459.02
01-04                  163,097.28    01-13                 188,413.82     01-25                  91,379.01
01-05                  158,083.26    01-14                 307,717.33     01-26                 434,104.87
01-06                  154,697.55    01-18                 157,300.53     01-27                 211,104.43
01-07                  390,926.84    01-19                 149,091.30     01-28                 116,831.50
01-10                  218,481.82    01-20                 134,024.87     01-31                 108,487.22
01-11                  196,835.66    01-21                 133,828.06



-------------------------------------------------------------------------------

[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   1  OF     3

                                                                     9417-544821


                                                               STATEMENT DATE
                                                                  01/30/00
                                                                 Questions?
                                                             Call our Business
   116                                                       Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       PAYROLL
       555 WEST 57TH ST                                     ------------------
       SUITE 1240                       61 ENCLOSED ITEMS    PLEASE REMIT TO:
       NEW YORK NY 10019                                        FLEET BANK
                                                               CASH RESERVE
                                                               PO BOX 150456
                                                        HARTFORD, CT. 06115-0456

                                              DETACH
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             BEGINNING     DEPOSITS, OTHER     CHECKS, WITHDRAWALS,     INTEREST     ACCOUNT ACTIVITY     ENDING
CHECKING     BALANCE          CREDITS              OTHER DEBITS         PAID          & OTHER FEES        BALANCE
--------------------------------------------------------------------------------------------------------------------
9417-544821    38341.27      466564.31             461882.40                .00               .00          43023.18
--------------------------------------------------------------------------------------------------------------------


ACCOUNT NO.   9417-544821       COMMERCIAL CHECKING                     PERIOD 01/01/00 THROUGH 01/31/00
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     01-12                             201,781.20         WIRE INTERNAL BOOK TRANS CR
                                                                          01/12/00 006355
                                                                          9999000112006355
                                                                          2000011201388NTR
                                                                          UNITEL VIDEO INC
                     01-13            74,768.84                           PREAUTHORIZED DDA DEBIT
                                                                          ADP TX/FINCL    ADP - TAX
                                                                          000113 94K1H 011402A01
                                                                          UNITEL VIDEO INC
                                                                          020000130189017       CCD
                     01-13             1,312.23                           PREAUTHORIZED DDA DEBIT
                                                                          ADP TX/FINCL    ADP - TAX
                                                                          000113 94K1H 011402B02
                                                                          UNITEL VIDEO INC
                                                                          020000130188392       CCD
                     01-14            99,113.08                           PREAUTHORIZED DDA DEBIT
                                                                          AUTOMATIC DA     PAYROLL
                                                                          022050 K1HA01231713238
                                                                          UNITEL VIDEO INC
                                                                          020000129072497       PPD
                     01-25                              25,000.00         WIRE INTERNAL BOOK TRANS CR
                                                                          01/25/00 002706
                                                                          9999000125002706
                                                                          2000012500349NTR
                                                                          UNITEL VIDEO INC

                     01-25                              23,750.20         RETURNED CHECK

[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   1  OF     3

                                                                     9417-544821


                                                               STATEMENT DATE
                                                                  01/30/00
                                                                 Questions?
                                                             Call our Business
   116                                                       Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       PAYROLL
       555 WEST 57TH ST                                     ------------------
       SUITE 1240                                            PLEASE REMIT TO:
       NEW YORK NY 10019                                        FLEET BANK
                                                               CASH RESERVE
                                                               PO BOX 150456
                                                        HARTFORD, CT. 06115-0456


                                              DETACH
--------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9417-544821       CONTINUED                     PERIOD 01/01/00 THROUGH 01/31/00

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     01-27                             216,032.91         WIRE INTERNAL BOOK TRANS CR
                                                                          01/27/00 002851
                                                                          9999000127002851
                                                                          2000012700332NTR
                                                                          UNITEL VIDEO INC
                     01-27            79,403.63                           PREAUTHORIZED DDA DEBIT
                                                                          ADP TX/FINCL      ADP - TAX
                                                                          000127 94K1H 012803A01
                                                                          UNITEL VIDEO INC
                                                                          020000272620670        CCD
                     01-27             1,016.03                           PREAUTHORIZED DDA DEBIT
                                                                          ADP TX/FINCL      ADP - TAX
                                                                          000127 94K1H 012803B02
                                                                          UNITEL VIDEO INC
                                                                          020000272620144        CCD
                     01-28            95,212.64                           PREAUTHORIZED DDA DEBIT
                                                                          AUTOMATIC DA      PAYROLL
                                                                          034037 K1HA01231713238
                                                                          UNITEL VIDEO INC
                                                                          020000211536290        PPD


[FLEET BANK LOGO]
                              STATEMENT OF ACCOUNTS            PAGE  3  OF  3

                                                                  9417-544821

                                                              STATEMENT DATE
                                                                 01/31/00
                                                                Questions?
                                                             Call our Business
116                                                          Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           Cash Reserve Payment
                                                            ___________________

     UNITEL VIDEO INC                          CY           ___________________
     PAYROLL                                                 PLEASE REMIT TO:
     555 WEST 56TH ST                                           FLEET BANK
     NEW YORK  NY  10019                                       CASH RESERVE
                                                              PO BOX 150456
                                                         HARTFORD, CT 06115-0456

                                     DETACH

----------------------------------------------------------------------------------
ACCOUNT NO.  9417-544821    CONTINUED        PERIOD 01/01/00 THROUGH 01/31/00

----------------------------------------------------------------------------------
    -CHECKS POSTED-             -CHECKS POSTED-             -CHECKS POSTED-
----------------------------------------------------------------------------------
DATE   CHECK NO.  AMOUNT    DATE   CHECK NO.  AMOUNT    DATE   CHECK NO.   AMOUNT
01-05    1461     249.32    01-12    1610     427.65    01-18    1633     1,544.87
01-31    1495*    482.64    01-03    1611     227.86    01-19    1634       197.46
01-31    1522*    917.13    01-06    1612     272.48    01-18    1635     1,410.58
01-31    1552*    695.18    01-05    1613     581.88    01-31    1636     1,858.47
01-05    1579*  1,193.83    01-06    1615*    731.00    01-31    1637     1,499.93
01-31    1580     917.13    01-05    1616     231.22    01-31    1638       567.40
01-11    1587*    231.22    01-05    1617     669.99    01-31    1639       742.24
01-03    1591*    544.90    01-03    1618     518.61    01-31    1664*    1,124.33
01-03    1596*    798.21    01-04    1619     511.37    01-03    6159*       81.00
01-04    1597     729.68    01-25    1620     434.41    01-06    6164*    8,514.79
01-04    1598     592.50    01-06    1621     774.46    01-07    6165        81.00
01-27    1599     609.61    01-07    1622     814.36    01-11    6166     1,744.39
01-06    1600     578.91    01-11    1623   2,050.17    01-06    6167       240.00
01-05    1601     829.29    01-11    1625*    294.31    01-07    6168     1,537.41
01-05    1602     621.69    01-11    1626     874.21    01-04    6169       340.00
01-06    1603     552.11    01-03    1627     473.36    01-21    6170    14,550.69
01-07    1604     237.24    01-18    1628   1,858.47    01-25    6171        81.00
01-04    1605     438.43    01-18    1629     567.39    01-28    6172    23,750.20
01-05    1606     438.43    01-18    1630     772.89    01-24    6172*   23,750.20
01-11    1607     232.40    01-20    1631     925.74    01-26    6173       250.00
01-06    1609*    438.43    01-24    1632     849.88

            * DENOTES SEQUENCE BREAK

----------------------------------------------------------------------------------
                            -DAILY BALANCE SUMMARY-
----------------------------------------------------------------------------------
DATE          BALANCE        DATE          BALANCE        DATE          BALANCE
01-03       35,697.33        01-13      133,343.29        01-24       12,197.960D
01-04       33,085.35        01-14       34,230.21        01-25       36,036.83
01-05       28,269.70        01-18       28,076.01        01-26       35,786.83
01-06       16,167.52        01-19       27,878.55        01-27      170,790.47
01-07       13,497.51        01-20       26,952.81        01-28       51,827.63
01-11        8,070.81        01-21       12,402.12        01-31       43,023.18
01-12      209,424.36

----------------------------------------------------------------------------------

[BANK OF AMERICA LOGO]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                             YOUR BANK OF AMERICA
     P.O. Box 3530                           BUSINESS CHECKING
     Rancho Cordova, CA 95741-3530           STATEMENT
                                     0217
                                     E 7-2
                                             STATEMENT PERIOD:
                                             JANUARY 1 THROUGH JANUARY 31, 2000

                                             ACCOUNT NUMBER: 02177-04548

     UNITEL VIDEO, INC.                      AT YOUR SERVICE
     1101 ISABEL ST                          Call: 818-507-6700, 24 hours,
     BURBANK, CA 91506-1405                  7 days a week

                                             WRITTEN INQUIRIES
                                             Bank of America
                                             Burbank Main Office
                                             PO Box 37176
                                             San Francisco, CA 94137-0001

                                             Customer since 1999
                                             Bank of America appreciates your
                                             business and we enjoy serving you.

-------------------------------------------------------------------------------
/ / SUMMARY OF YOUR BUSINESS CHECKING ACCOUNT

-----------------------------------------------    ----------------------------------------------
 Beginning Balance on 01/01/00       $3,866.84     Number of checks paid                       7
 ---------------------------------------------     ---------------------------------------------
 Total Deposits and Other Credits   + 9,062.01     Number of 24 Hour Customer Service Calls
 ---------------------------------------------        Self-Service                             0
 Total Checks, Withdrawals,                           Assisted                                 0
 Transfers, Account Fees            - 3,261.71
 ---------------------------------------------
 ENDING BALANCE                      $9,667.14
 ---------------------------------------------

-------------------------------------------------------------------------------
/ / IMPORTANT INFORMATION ABOUT YOUR ACCOUNT
-------------------------------------------------------------------------------
Based on the average balance you've maintained in this account, your monthly service charge has been waived.

-------------------------------------------------------------------------------
/ / DEPOSITS

-----------------------------------------------    -----------------------------------------------
       Number     Date Posted            Amount           Number          Date Posted       Amount

                     01/04           $ 5,943.20       TOTAL OF 2 DEPOSITS                $9,062.01
                     01/12             3,118.81

-------------------------------------------------------------------------------
/ / CHECKS PAID              * Gap in check sequence

-----------------------------------------------    -----------------------------------------------
       Date Paid     Number              Amount           Date Paid     Number              Amount

          01/04       1018            $2,660.00             01/31       1027                174.70
          01/10      *1022                75.00             01/24       1028                 46.05
          01/06       1023               268.89             01/31       1029                 13.47
          01/18      *1026                23.60     TOTAL OF 7 CHECKS PAID               $3,261.71


Continued on next page                California                     Page 1 of 2
0027600 001-423

[BANK OF AMERICA LOGO]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                           STATEMENT PERIOD: JANUARY 1 THROUGH JANUARY 31, 2000 ACCOUNT NUMBER: 02177-04548

-------------------------------------------------------------------------------
/ / DAILY BALANCE
-------------------------------------------------------------------------------

 Date          Amount     Date          Amount     Date          Amount

 01/04      $7,150.04     01/12       9,924.96     01/31       9,667.14
 01/06       6,881.15     01/18       9,901.36
 01/10       6,806.15     01/24       9,855.31

-------------------------------------------------------------------------------
/ / FACTS - FDIC INSURED ACCOUNT DISCLOSURE INFORMATION
-------------------------------------------------------------------------------
Please read this carefully for fee changes that are effective March 5, 2000. Insufficient Funds Fee: Beginning with the 4th day through the 6th day, during the preceding 12-month period on which you have an insufficient funds item, we will charge you $24 for each item up to a daily maximum charge of $96. The fees that apply to each of these items on days 1 through 3 ($10 with a daily maximum of $40) and on days 7 or more ($27 with a maximum of $108) are not changing. Stop Payment Order Fee: This fee changes to $18; it does not apply to a Prima Account. If you have questions, please call Customer Service.


0027600 002-423                       California                     Page 2 of 2

                                                         -----------------------
Checking 25                                                              PNCBANK
PNC Bank

                                            Primary account number: 10-0959-6087
FOR THE PERIOD 01/21/2000 TO 02/17/2000     Page 1 of 3
                                            Number of enclosures: 0

UNITEL MOBILE VIDEO                         For 24-hour customer service or
ATTN GLEN M LEVINE                          current rates: Call 1-877-BUS-BNKG
4100 STEUBENVILLE PIKE
PITTSBURGH PA 15205-9643                    Write to: Customer Service
                                            PO Box 609
                                            Pittsburgh, PA 15230-9738

                                            Watch for our new E-mail address
                                            Visit us at www.pncbank.com

                                            TDD terminal: 1-800-531-1648
                                            For hearing impaired clients only

--------------------------------------------------------------------------------------------------------
CHECKING 25 SUMMARY                                                  Unitel Mobile Video
Account number: 10-0959-6087   Tax ID number: 23-1713238
                               Account Link-Registered Trademark-
                               number: 0231713238



--------------------------------------------------------------------------------------------------------
BALANCE SUMMARY              Beginning         Deposits and      Checks and other                 Ending
                               balance      other additions            deductions                balance
                             17,873.62            24,380.75             13,499.39              28,754.98

                                                                   Average ledger      Average collected
                                                                          balance                balance
                                                                        21,609.39              20,124.39


--------------------------------------------------------------------------------------------------------
DEPOSITS AND OTHER ADDITIONS                                     CHECKS AND OTHER DEDUCTIONS
Description                  Items             Amount  Description                     Items      Amount
Deposits                         3          24,040.00  ATM Withdrawals and Deductions     50   13,499.39
ATM Deposits and Additions       1             340.75
Total                            4          24,380.75  TOTAL                              50   13,499.39


--------------------------------------------------------------------------------------------------------
DAILY BALANCE

Date                     Ledger balance      Date          Ledger balance      Date       Ledger balance
01/21                    17,765.47           01/31         22,440.95           02/09      23,780.02
01/24                    17,690.47           02/01         22,411.80           02/10      23,769.08
01/25                    16,074.87           02/02         21.971.95           02/11      23,386.39
01/26                    25,451.77           02/03         18,313.99           02/14      22,946.90
01/27                    23,828.17           02/07         18,168.09           02/16      22,917.55
01/28                    22,996.65           02/08         26,208.09           02/17      28,754.98



--------------------------------------------------------------------------------------------------------
ACTIVITY DETAIL
--------------------------------------------------------------------------------------------------------
DEPOSITS AND OTHER ADDITIONS
--------------------------------------------------------------------------------------------------------
DEPOSITS

Date                                         Transaction                                    Reference
posted                       Amount          description                                       number
01/26                     10,000.00             Deposit                                     003683734
02/08                      8,040.00             Deposit                                     005245478
02/17                      6,000.00             Deposit                                    H205796808

--------------------------------------------------------------------------------------------------------
ATM DEPOSITS AND ADDITIONS

                                             Transaction                                    Reference
Posted                       Amount          description                                       number
02/14                        340.75          Check Card Credit USAir Winstonsale NC        0055457773


CHECKING 25                                                              PNCBANK

For 24-hour customer service or          FOR THE PERIOD 01/21/2000 TO 02/17/2000
current rates: Call 1-877-BUS-BNKG       UNITEL MOBILE VIDEO
                                         Primary account number: 10-0959-6087

Banking 25 Account number:               Page 2 of 3
10-0959-6087 - continued
--------------------------------------------------------------------------------
CHECKS AND OTHER DEDUCTIONS
--------------------------------------------------------------------------------
ATM WITHDRAWALS AND DEDUCTIONS

Date                  Transaction                                                     Reference
posted       Amount   description                                                        number
01/21         70.00    Check Card Purchase Network Solutions 703-7424777 VA        B60038188817
01/21         38.15    POS Purchase 2000 Scott Blvd Moon Townshi PA                POS    04935
01/24         55.00    Check Card Purchase Pei Genesis Phila PA                    B60088188817
01/24         20.00    Check Card Purchase Sgi*Stargate Industrie 412-3167827 PA   B60055457773
01/25      1,016.95    Check Card Purchase Grass Valley (us) Inc 5304783676 Or     B60088188817
01/25        377.81    Check Card Purchase Bella Luna Restaurant 5045291583 La     B60042827070
01/25        220.84    Check Card Purchase Radisson Hotels Empire New York NY      B60049893398
01/26        623.10    Check Card Purchase Compudigital Industrie 800-9324678 Ca   B60057455916
01/27      1,056.88    Check Card Purchase The Beverly Hilton Beverly Hil Ca       B60001138105
01/27        566.72    Check Card Purchase Ramtronix Inc Deer Park NY              B60088188817
01/28        779.34    Check Card Purchase Newark Electronics 773-9075740 Il       B60088188817
01/28         52.18    Check Card Purchase jdr Microdevices, Inc. 800-5385000 Ca   B60088188817
01/31        204.00    Check Card Purchase Scharff Weisberg Inc New York NY        B60088188817
01/31        147.61    Check Card Purchase Hampton Inns Norfolk Norfolk VA         B60040482019
01/31        144.96    Check Card Purchase Hampton Inns Norfolk Norfolk VA         B60055457773
01/31         28.75    Check Card Purchase Pgh Intl Airport Pittsburgh PA          B60036082013
01/31         17.00    Check Card Purchase Pgh Intl Airport Pittsburgh PA          B60055457773
01/31         13.38    Check Card Purchase Sony Bus & Prof Group 4089554961 Ca     B60055457773
01/31         11.50    Check Card Purchase Pgh Intl Airport Pittsburgh PA          B60036082013
02/01         11.25    Check Card Purchase Shell No. 54517100019 Charlottesv VA    B60055457773
02/01          6.40    Check Card Purchase CITG00321 Otter 3 Hapeville Ga          B60036082013
02/02         97.46    Check Card Purchase Doubletree Hotels Charlottesv VA        B60055457773
02/02         97.46    Check Card Purchase Doubletree Hotels Charlottesv VA        B60055457773
02/02         97.46    Check Card Purchase Doubletree Hotels Charlottesv VA        B60040482019
02/02         75.00    Check Card Purchase USAir Richmond VA                       B60040482019
02/02         46.97    Check Card Purchase Jdr Microdevices, Inc. 800-5385000 Ca   B60088188817
02/02         25.50    Check Card Purchase Pgh Intl Airport Pittsburgh PA          B60055457773
02/03      3,452.23    Check Card Purchase Grass Valley (us) Inc 5304783676 Or     B60088188817
02/03        148.66    Check Card Purchase McMaster Carr Supp 630-834-96 Il        B60088188817
02/03         57.07    Check Card Purchase Jdr Microdevices, Inc 800-5385000 Ca    B60088188817
02/07         77.15    Check Card Purchase Tektronix Inc Beaverton Or              B60088188817
02/07         68.75    Check Card Purchase Countryman Assoc Inc 650-3649988 Ca     B60088188817
02/09      1,584.03    Check Card Purchase Sony Bus & Prof Group 4089554961 Ca     B60088188817
02/09        769.04    Check Card Purchase Radisson Beverly Pavil Beverly Hil Ca   B60040482019
02/09         75.00    Check Card Purchase USAir Los Angeles Ca                    B60040482019
02/10         10.94    Check Card Purchase Dod Electronics Corp Sandy Ut           B60088188817
02/11        269.76    Check Card Purchase Band Pro Film Video In 8188419655 Ca    B60088188817
02/11         59.94    Check Card Purchase Tonas Graphics Inc Pittsburgh PA        B60088188817
02/11         27.25    Check Card Purchase Charlie Brown's Parkin Coraopolis PA    B60014698418
02/11         25.74    Check Card Purchase Mouser Electronics Ca 6194492300 Ca     B60088188817
02/14        497.00    Check Card Purchase Ramtronix Inc Deer Park NY              B60088188817
02/14         94.00    Check Card Purchase Triad Universal 330-8476597 Oh          B60088188817
02/14         92.41    Check Card Purchase McMaster Carr Supp 630-834-96 Il        B60088188817
02/14         54.44    Check Card Purchase Beyerdynamic 516-2933200 NY             B60088188817
02/14         42.39    Check Card Purchase Mouser Electronics NJ 2013288360 NJ     B60088188817
02/16         21.60    Check Card Purchase Mouser Electrncs Dsh C 800-3466873 Tx   B60088188817


CHECKING 25                                                              PNCBANK

For 24-hour customer service or          FOR THE PERIOD 01/21/2000 TO 02/17/2000
current rates: Call 1-877-BUS-BNKG       UNITEL MOBILE VIDEO
                                         Primary account number: 10-0959-6087

Banking 25 Account number:               Page 3 of 3
10-0959-6087 - continued
--------------------------------------------------------------------------------
ATM WITHDRAWALS AND DEDUCTIONS - continued

Date                  Transaction                                                     Reference
posted       Amount   description                                                        number
02/16          7.75   Check Card Purchase Mouser Electrncs Dsb C 8174738479       B60088188817
02/17         82.82   Check Card Purchase Sony Bus & Prof Group San Jose Ca       B60088188817
02/17         51.00   Check Card Purchase Pgh Intl Airport Pittsburgh PA          B60055457773
02/17         28.75   Check Card Purchase Pgh Intl Airport Pittsburgh PA          B60036082013


[MELLON BANK LOGO]



MELLON BANK NA
WESTERN REGION
CRAFTON-INGRAM SHOPPING CTR
800-527-1800




        UNITEL MOBILE VIDEO A DIV OF    100
        UNITEL VIDEO INC                95
        4100 STEUBENVILLE PIKE
        PITTSBURGH PA  15205-9643

                                                            PAGE:   1
                                                  ACCOUNT NUMBER:   038-5545
                                                  STATEMENT FROM:   JAN 31, 2000
                                                              TO:   FEB 29, 2000
                                                              BZ       127

---------------------------------------------------------------------------------
ACCOUNT SUMMARY
---------------------------------------------------------------------------------
ACTIVITY                     ITEMS            DOLLAR SUBTOTALS      DOLLAR TOTALS
OPENING BALANCE                                                      44,808.65

  DEPOSITS                     0                         .00
  WIRE TRANSFER CREDITS        5                  232,215.00
  OTHER CREDITS                0                         .00
TOTAL CREDITS                  5                                    232,215.00

  CHECKS PAID                127                  178,765.17
  OTHER DEBITS                 6                       90.00
TOTAL DEBITS                 133                                    178,855.17

CLOSING BALANCE                                                      98,168.48

---------------------------------------------------------------------------------
DAILY TRANSACTIONS
---------------------------------------------------------------------------------
DATE   TRANSACTION DESCRIPTION                   CHECKS/DEBITS   DEPOSITS/CREDITS
01-31  CLOSING BALANCE PREVIOUS STATEMENT...................... 44,808.65

02-01  CHECK(S) PAID (SEE CHECK DETAIL SECTION)     8,596.88
                                DAILY BALANCE__________________ 36,211.77

02-02  WIRE TRANSFER CREDIT.................................... 56,626.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)    12,257.46
       WIRE XFER SERVICE 1 ITEM(S)                     12.00
                                DAILY BALANCE__________________ 80,568.31

02-03  CHECK(S) PAID (SEE CHECK DETAIL SECTION)     1,358.10
                                DAILY BALANCE__________________ 79,210.21

02-04  CHECK(S) PAID (SEE CHECK DETAIL SECTION)    11,032.00
                                DAILY BALANCE__________________ 68,178.21

02-07  CHECK(S) PAID (SEE CHECK DETAIL SECTION)     1,842.86
                                DAILY BALANCE__________________ 66,335.35

02-08  CHECK(S) PAID (SEE CHECK DETAIL SECTION)    16,142.00
                                DAILY BALANCE__________________ 50,193.35

[MELLON BANK LOGO]

        UNITEL MOBILE VIDEO A DIV OF                        PAGE:   2
        UNITEL VIDEO INC                          ACCOUNT NUMBER:   038-5545
                                                    STATEMENT TO:   FEB 29, 2000

---------------------------------------------------------------------------------
DAILY TRANSACTIONS
---------------------------------------------------------------------------------
DATE   TRANSACTION DESCRIPTION                   CHECKS/DEBITS   DEPOSITS/CREDITS
02-09  WIRE TRANSFER CREDIT....................................  49,055.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)     1,763.27
       WIRE XFER SERVICE 1 ITEM(S)                     12.00
                                DAILY BALANCE__________________  97,473.08

02-10  CHECK(S) PAID (SEE CHECK DETAIL SECTION)     7,513.77
                                DAILY BALANCE__________________  89,959.31

02-11  CHECK(S) PAID (SEE CHECK DETAIL SECTION)    11,324.42
                                DAILY BALANCE__________________  78,634.89

02-14  WIRE TRANSFER CREDIT....................................  34,921.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)     3,122.29
       WIRE XFER SERVICE 1 ITEM(S)                     12.00
                                DAILY BALANCE__________________ 110,421.60

02-15  CHECK(S) PAID (SEE CHECK DETAIL SECTION)    13,346.49
                                DAILY BALANCE__________________  97,075.11

02-16  CHECK(S) PAID (SEE CHECK DETAIL SECTION)     4,225.85
                                DAILY BALANCE__________________  92,849.26

02-17  CHECK(S) PAID (SEE CHECK DETAIL SECTION)     6,944.36
                                DAILY BALANCE__________________  85,904.90

02-18  WIRE TRANSFER CREDIT....................................  61,256.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)     3,765.94
       WIRE XFER SERVICE 1 ITEM(S)                     12.00
                                DAILY BALANCE__________________ 143,382.96

02-22  STOP PAYMENT CHARGE                             30.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)     3,387.92
                                DAILY BALANCE__________________ 139,965.04

02-23  CHECK(S) PAID (SEE CHECK DETAIL SECTION)    16,193.71
                                DAILY BALANCE__________________ 123,771.33

02-24  CHECK(S) PAID (SEE CHECK DETAIL SECTION)     2,553.15
                                DAILY BALANCE__________________ 121,218.18

02-25  WIRE TRANSFER CREDIT....................................  30,357.00
       CHECK(S) PAID (SEE CHECK DETAIL SECTION)     8,062.35
       WIRE XFER SERVICE 1 ITEM(S)                     12.00
                                DAILY BALANCE__________________ 143,500.83

02-28  CHECK(S) PAID (SEE CHECK DETAIL SECTION)    16,366.11
                                DAILY BALANCE__________________ 127,134.72

02-29  CHECK(S) PAID (SEE CHECK DETAIL SECTION)    28,966.24
                                CLOSING BALANCE________________  98,168.48

[MELLON BANK LOGO]

     UNITEL MOBILE VIDEO A DIV OF                         PAGE:     3
     UNITEL VIDEO INC                           ACCOUNT NUMBER:     038-5545
                                                  STATEMENT TO:     FEB 29, 2000

--------------------------------------------------------------------------------
Check Detail
--------------------------------------------------------------------------------

CHECK NO.  AMOUNT    DATE  REFERENCE NO. CHECK NO.  AMOUNT    DATE   REFERENCE NO.

41725       417.80   02-23   800081343   41659        24.45   02-15    100193601
41533*      154.25   02-01   100165978   41660       231.44   02-16    800261718
41558*       88.60   02-03   200414286   41661     1,698.12   02-16    700108804
41559       144.15   02-24   500641849   41662        41.20   02-15    100268045
41560        54.00   02-11   200267782   41663       301.06   02-15    300253975
41595*       94.86   02-02   100512515   41664       396.25   02-15    100260106
41597*      977.00   02-04   800408784   41665        50.00   02-15    700849879
41598       111.60   02-02   600459276   41667*      459.16   02-18    600117325
41599         9.50   02-03   700395451   41668     5,000.00   02-08  80100768027
41600        26.39   02-01   100164845   41669     8,040.00   02-08    600674656
41602*      300.00   02-10   200849870   41670       336.82   02-11    700464821
41603       437.72   02-01   800130587   41673*    1,470.00   02-14    300002666
41604     5,013.10   02-01   800130586   41674       434.08   02-11    200304411
41607*       55.00   02-04   400459643   41675    10,000.00   02-15    100117670
41610*       90.00   02-22   400036492   41677*    1,800.00   02-22    400024777
41611       136.12   02-01   400916031   41678        71.61   02-25    200310217
41612       165.00   02-01   400894743   41679     1,081.85   02-16    700105814
41616*    1,260.00   02-03   400390520   41681*      154.58   02-23    800112980
41618*    3,191.00   02-02   500448620   41682     3,150.00   02-23    500527412
41622*    8,860.00   02-02   700277616   41683       248.36   02-22    400036941
41624*    2,145.35   02-01   400894744   41684       100.00   02-23    500570296
41625       292.53   02-10   100252741   41685       550.00   02-29    100397314
41626     1,125.00   02-08   400262730   41686       123.40   02-16    500787898
41627       146.57   02-10   200923741   41687        24.45   02-22    400031669
41628     1,680.00   02-11   700403282   41688       410.00   02-18    600117248
41629     1,719.38   02-07   400773963   41689         4.87   02-22    400016680
41630       600.00   02-24   600581852   41690       663.14   02-18    100690778
41631       412.64   02-11   400611460   41691       130.99   02-22    300073949
41632     1,800.00   02-08   500419046   41692       799.60   02-17    100618646
41633     1,353.59   02-09   500637868   41693        47.50   02-17    200278576
41634       518.95   02-01   100341999   41694        97.26   02-17    300684048
41635       290.83   02-11   400625266   41695        40.70   02-23    800110032
41636    10,000.00   02-04   800431781   41696     2,036.14   02-15    200032110
41637        77.90   02-10   600848416   41697     1,128.48   02-18    600170639
41638     1,026.40   02-25   300512645   41698       707.72   02-18    700492050
41639       123.48   02-07   300256764   41699       615.20   02-23    200064325
41641*      497.39   02-15   600636601   41700     6,000.00   02-17    200300101
41642     4,038.84   02-10   500755799   41701     1,135.00   02-25    300560447
41643       228.12   02-14   500291874   41702        21.95   02-29    600221725
41644       409.68   02-09   500637891   41703    10,000.00   02-23    200031317
41645     3,357.40   02-11   300708270   41704       397.44   02-18    800730736
41646     1,536.93   02-10   100364785   41705       493.35   02-22    300065195
41647       752.69   02-14   300039844   41706       382.78   02-23    200895068
41649*      177.00   02-08   100712189   41709*      435.00   02-25    300510609
41650        40.95   02-14   300039845   41710        64.00   02-24    300461199
41651       100.63   02-14   300049196   41711       167.15   02-22    800005792
41652     1,121.00   02-10   200876356   41712       550.00   02-23    400379316
41653       548.85   02-16   700067951   41713       750.00   02-24    600581853
41654       542.19   02-16   700067952   41714     1,488.21   02-25    200310216
41655       201.75   02-14   300003564   41715        24.63   02-23    500525573
41656       100.00   02-14   300029074   41716       405.25   02-22    400020650
41657     4,758.65   02-11   600225655   41717       649.49   02-23    700710401
41658       228.15   02-14   500217775   41718       219.08   02-29    600260785


[MELLON BANK LOGO]

     UNITEL MOBILE VIDEO A DIV OF                         PAGE:     4
     UNITEL VIDEO INC                           ACCOUNT NUMBER:     038-5545
                                                  STATEMENT TO:     FEB 29, 2000

--------------------------------------------------------------------------------
Check Detail
--------------------------------------------------------------------------------

CHECK NO.  AMOUNT    DATE  REFERENCE NO. CHECK NO.  AMOUNT    DATE   REFERENCE NO.

41719        23.50   02-22   300081132
41720        53.93   02-23   100469278
41721       351.77   02-25   400838921
41722     2,625.00   02-25   300510575
41723     4,398.40   02-29   500628775
41724        95.00   02-24   700761584
41726*       12.00   02-25   300518057
41727    14,000.00   02-28   100082916
41728        54.60   02-23   800193488
41730*    8,860.00   02-29   800834930
41732*   10,000.00   02-29   600105344
41733       359.80   02-25   600718014
41736*      900.00   02-24   600581851
41737       557.56   02-25   700888422
41738       286.11   02-28   800677636
41741*      150.00   02-29   400565823
41742        80.05   02-29   200209545
41743     2,080.00   02-28   100085717
41744     2,250.00   02-29   600216743
41746*    2,384.51   02-29   500628773
41749*       52.25   02-29   600223407


*    INDICATES A BREAK IN THE LISTING OF CONSECUTIVE CHECK NUMBERS.

--------------------------------------------------------------------------------

IMPORTANT INFORMATION: PLEASE EXAMINE AND RECONCILE YOUR STATEMENT PROMPTLY. ERRORS AND IMPROPER TRANSFERS MUST BE REPORTED TO THE BANK WITHIN 14 DAYS. IF YOU HAVE ANY QUESTIONS, PLEASE CALL YOUR LOCAL BRANCH OFFICE OR CALL THE BUSINESS TELEPHONE BANKING CENTER AT 800-527-1800.

STATEMENT RECONCILEMENT FORMS ARE AVAILABLE THROUGH YOUR LOCAL BRANCH OFFICE.


[BANK OF AMERICA LOGO]
---------------------------------------------------------------------------------------------------

                                                YOUR BANK OF AMERICA
P.O. Box 3530                                   BUSINESS CHECKING
Rancho Cordova, CA 95741-3530                   STATEMENT
                                 0217
                                 E 13-2

                                                STATEMENT PERIOD:
                                                FEBRUARY 1 THROUGH FEBRUARY 29, 2000

                                                ACCOUNT NUMBER: 02177-04548

         UNITEL VIDEO, INC.                     AT YOUR SERVICE
         1101 ISABEL ST                         Call: 818-507-6700, 24 hours,
         BURBANK CA 91506-1405                  7 days a week

                                                WRITTEN INQUIRIES
                                                Bank of America
                                                Burbank Main Office
                                                PO Box 37178
                                                San Francisco, CA 94137-0001

                                                Customer since 1999
                                                Bank of America appreciates your
                                                business and we enjoy serving you.


---------------------------------------------------------------------------------------------------
/ / SUMMARY OF YOUR BUSINESS CHECKING ACCOUNT
   Beginning Balance on 02/01/00         $9,667.14    Number of checks paid                     13
--------------------------------------------------    --------------------------------------------
   Total Deposits and Other Credits      +2,026.40    Number of 24 Hour Customer Service Calls
--------------------------------------------------      Self-Service                             0
   Total Checks, Withdrawals                            Assisted                                 0
   Transfers, Account Fees              -10,766.89
--------------------------------------------------
   Service Charge                           -10.00
--------------------------------------------------
   ENDING BALANCE                          $916.65



---------------------------------------------------------------------------------------------------
/ / IMPORTANT INFORMATION ABOUT YOUR ACCOUNT
---------------------------------------------------------------------------------------------------
A monthly service charge was applied to your account because your balance was below the minimum balance of $4,000 and the average balance of $8,000. You can avoid this charge by meeting one of the balance requirements for this account or linking other BofA savings plans and meeting the
$7,500 minimum combined balance or $15,000 average combined balance.

---------------------------------------------------------------------------------------------------



/ / DEPOSITS


        Number    Date Posted        Amount                   Number   Date Posted      Amount

                    02/15         $1,000.00         TOTAL OF 2 DEPOSITS              $2,026.40
                    02/24          1,026.40



---------------------------------------------------------------------------------------------------
/ / CHECKS PAID               *GAP IN CHECK SEQUENCE


    Date Paid      Number        Amount             Date Paid       Number       Amount

       02/07        1030        $811.10                  02/18        1038         741.97
       02/04       *1032          10.02                  02/22       *1040         192.50
       02/16        1033         300.63                  02/25        1041         167.50
       02/04        1034       1,000.00                  02/28        1042           6.08
       02/14        1035          21.42                  02/25        1043       2,000.00
       02/11        1036       3,272.50                  02/25        1044         243.17
       02/15        1037       2,000.00     TOTAL OF 13 CHECKS PAID            $10,766.89



Continued on next page
                                        California                  Page 1 of 2


[BANK OF AMERICA LOGO]
---------------------------------------------------------------------------------------------------

UNITEL VIDEO, INC.               STATEMENT PERIOD: FEBRUARY 1 THROUGH FEBRUARY 29, 2000
                                 ACCOUNT NUMBER: 02177-04548

---------------------------------------------------------------------------------------------------
/ / Account Activity


Date
Posted       Description                     Reference Number            Amount

             SERVICE CHARGE
02/29        Monthly Service Charge                                      $10.00

---------------------------------------------------------------------------------------------------



/ / DAILY BALANCE


    Date            Amount          Date           Amount         Date       Amount

    02/04          $ 8,657.12       02/15          3,552.10       02/24      3,343.40
    02/07            7,846.02       02/18          3,251.47       02/25        932.73
    02/11            4,573.52       02/18          2,509.50       02/28        926.65
    02/14            4,552.10       02/22          2,317.00       02/29        916.65
---------------------------------------------------------------------------------------------------



/ / BANK OF AMERICA: IN BALANCE
---------------------------------------------------------------------------------------------------
To assist you in reconciling your account, we have provided the following summary information.
A reconciliation worksheet is printed on the reverse of this page.
---------------------------------------------------------------------------------------------------

o    Your ending balance from this statement..........................................$916.65
o    Subtract the monthly service charge from your checkbook register...................10.00















                                    California                      Page 2 of 2

[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   1  OF     4

                                                                     9417-544821


                                                               STATEMENT DATE
                                                                  02/29/00
                                                                  Questions?
                                                              Call our Business
   116                                                        Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       PAYROLL
       555 WEST 57TH ST
       SUITE 1240                                           ------------------
       NEW YORK NY 10019                82 ENCLOSED ITEMS    PLEASE REMIT TO:
                                                                FLEET BANK
                                                               CASH RESERVE
                                                               PO BOX 150456
                                                        HARTFORD, CT. 06115-0456

                                              DETACH
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
             BEGINNING     DEPOSITS, OTHER     CHECKS, WITHDRAWALS,     INTEREST     ACCOUNT ACTIVITY     ENDING
CHECKING     BALANCE       CREDITS             OTHER DEBITS             PAID          & OTHER FEES        BALANCE
--------------------------------------------------------------------------------------------------------------------
9417-544821   43023.18      489596.63             481060.99                 .00               .00         51558.82
--------------------------------------------------------------------------------------------------------------------


ACCOUNT NO.   9417-544821         COMMERCIAL CHECKING                     PERIOD 02/01/00 THROUGH 02/29/00
BUSINESS BANKING CENTER ACCESS CODE 0571

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     02-10                             255,931.06         WIRE INTERNAL BOOK TRANS CR
                                                                          02/10/00 002350
                                                                          9999000210002350
                                                                          2000021000381NTR
                                                                          UNITEL VIDEO INC
                     02-10             93,479.96                          PREAUTHORIZED DDA DEBIT
                                                                          ADP TX/FINCL   ADP - TAX
                                                                          000210 94K1H 021106A01
                                                                          UNITEL VIDEO INC
                                                                          020000415738525        CCD
                     02-10              1,738.73                          PREAUTHORIZED DDA DEBIT
                                                                          ADP TX/FINCL   ADP - TAX
                                                                          000210 94K1H 021106B02
                                                                          UNITEL VIDEO INC
                                                                          020000415738048        CCD
                     02-11            103,909.53                          PREAUTHORIZED DDA DEBIT
                                                                          UNITEL VIDEO   PAYROLL
                                                                          062044 K1HA01231713238
                                                                          UNITEL VIDEO INC
                                                                          020000405374683        PPD
                     02-22                                 254.45         PREAUTHORIZED DDA CREDIT
                                                                          ADP TX/FINCL    ADP - TAX
                                                                          000222 94K1H 1359759VV
                                                                          UNITEL VIDEO INC
                                                                          020000537536220       CCD


[FLEET BANK LOGO]

                         STATEMENT OF ACCOUNTS              PAGE   2  OF     4

                                                                     9417-544821


                                                               STATEMENT DATE
                                                                  02/29/00
                                                                  Questions?
                                                              Call our Business
   116                                                        Banking Center at
                                                               1-800-PARTNER
                                                              (1-800-727-8637)

                                                           CASH RESERVE PAYMENT
       UNITEL VIDEO INC                          CY         ------------------
       PAYROLL
       555 WEST 57TH ST
       SUITE 1240                                           ------------------
       NEW YORK NY 10019                                     PLEASE REMIT TO:
                                                                FLEET BANK
                                                               CASH RESERVE
                                                               PO BOX 150456
                                                        HARTFORD, CT. 06115-0456


                                              DETACH
--------------------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9417-544821       CONTINUED                            PERIOD 02/01/00 THROUGH 02/29/00

--------------------------------------------------------------------------------------------------------------------
                                            - DEBITS AND CREDITS -
--------------------------------------------------------------------------------------------------------------------
                     DATE             DEBITS (-)       CREDITS (+)        DESCRIPTION
                     02-24                             233,411.12         WIRE INTERNAL BOOK TRANS CR
                                                                          02/24/00 006613
                                                                          9999000224006613
                                                                          200002240113NTR
                                                                          UNITEL VIDEO INC
                     02-24            84,050.50                           PREAUTHORIZED DDA DEBIT
                                                                          ADP TX/FINCL     ADP - TAX
                                                                          000224 94K1H 022508A01
                                                                          UNITEL VIDEO INC
                                                                          020000558256978        CCD
                     02-24               948.01                           PREAUTHORIZED DDA DEBIT
                                                                          ADP TX/FINCL     ADP - TAX
                                                                          000224 94K1H 022508B02
                                                                          UNITEL VIDEO INC
                                                                          020000558256484        CCD
                     02-25            98,513.70                           PREAUTHORIZED DDA DEBIT
                                                                          UNITEL VIDEO    PAYROLL
                                                                          082063 K1HA01231713238
                                                                          UNITEL VIDEO INC
                                                                          020000547802512        PPD


[FLEET BANK LOGO]

                             STATEMENT OF ACCOUNTS                PAGE  3 OF  4
                                                                    9417-544821

                                                                 STATEMENT DATE
                                                                    02/29/00
                                                                   Questions?
                                                              Call our Business
116                                                           Banking Center at
                                                                1-800-PARTNER
                                                               (1-800-727-8637)

UNITEL VIDEO INC
PAYROLL                                            CY      CASH RESERVE PAYMENT
555 WEST 57TH ST                                            ___________________
SUITE 1240                                                 |___________________|
NEW YORK NY  10019
                                                          PLEASE REMIT TO:
                                                             FLEET BANK
                                                            CASH RESERVE
                                                            PO BOX 150456
                                                      HARTFORD, CT.  06115-0456

                                          DETACH

----------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9417-544821    CONTINUED                       PERIOD 02/01/00 THROUGH 02/29/00
----------------------------------------------------------------------------------------------------------
- CHECKS POSTED -                - CHECKS POSTED -                       - CHECKS POSTED -
----------------------------------------------------------------------------------------------------------
DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT     DATE     CHECK NO.        AMOUNT

02-14      1614            621.69    02-16     1669            740.29     02-15     1698*           509.66
02-03      1641*           747.56    02-22     1670            276.45     02-14     1699          2,682.70
02-10      1642            201.99    02-15     1671          1,918.92     02-23     1700          2,117.67
02-07      1643            840.08    02-23     1672            453.11     02-16     1701            613.60
02-07      1644            252.00    02-16     1673          1,413.65     02-15     1702            517.18
02-07      1645            302.43    02-24     1675*           697.20     02-14     1703          1,811.12
02-01      1646            784.75    02-22     1676            878.30     02-14     1704            568.49
02-03      1647            739.04    02-14     1677            782.05     02-28     1706*           604.06
02-02      1648            535.70    02-22     1678          1,512.70     02-29     1707            850.97
02-10      1649            879.38    02-28     1679          1,269.84     02-29     1713*         1,551.95
02-14      1650            628.37    02-16     1680            588.61     02-29     1726*           291.26
02-16      1651            344.98    02-14     1681            575.90     02-29     1727            249.59
02-08      1652            972.94    02-16     1682            210.38     02-29     1728          1,272.06
02-02      1653            626.46    02-16     1683            732.16     02-28     1730*         1,332.52
02-03      1654            201.99    02-17     1684            302.43     02-29     1731          1,078.09
02-01      1655            636.03    02-15     1685          1,869.97     02-29     1732          1,181.35
02-04      1656            937.45    02-23     1686            288.48     02-29     1734*         2,628.44
02-07      1657            485.59    02-17     1687          1,051.23     02-29     1736*           548.12
02-02      1658            421.67    02-15     1688            250.15     02-29     1737          1,565.15
02-01      1659            511.37    02-17     1689            764.74     02-07     6175*        14,308.15
02-10      1660            469.19    02-15     1690            231.38     02-09     6176          1,206.13
02-01      1661            478.15    02-15     1691          1,579.81     02-08     6177             81.00
02-14      1662          2,410.82    02-15     1692            243.15     02-17     6178            698.69
02-01      1663            700.85    02-16     1693          2,191.73     02-15     6179             19.33
02-14      1665*           734.96    02-22     1694          1,624.65     02-14     6180          2,298.05
02-15      1666          1,121.65    02-17     1695            764.73     02-15     6181         14,289.79
02-22      1667            222.37    02-15     1696          1,339.98     02-15     6182             81.00
02-23      1668          1,102.99


         *    DENOTES SEQUENCE BREAK

[FLEET BANK LOGO]

                             STATEMENT OF ACCOUNTS                PAGE  4 OF  4
                                                                    9417-544821

                                                                 STATEMENT DATE
                                                                    02/29/00
                                                                   Questions?
                                                              Call our Business
116                                                           Banking Center at
                                                                1-800-PARTNER
                                                               (1-800-727-8637)

UNITEL VIDEO INC                          CY               CASH RESERVE PAYMENT
PAYROLL                                                     ___________________
555 WEST 57TH ST                                           |___________________|
SUITE 1240
NEW YORK NY  10019                                         PLEASE REMIT TO:
                                                              FLEET BANK
                                                             CASH RESERVE
                                                             PO BOX 150456
                                                       HARTFORD, CT.  06115-0456

                                          DETACH

----------------------------------------------------------------------------------------------------------
ACCOUNT NO.   9417-544821    CONTINUED                       PERIOD 02/01/00 THROUGH 02/29/00
----------------------------------------------------------------------------------------------------------
                          - DAILY BALANCE SUMMARY -
----------------------------------------------------------------------------------------------------------
DATE         BALANCE      DATE          BALANCE       DATE         BALANCE
02-01      39,912.03      02-10      176,415.65      02-22       20,742.76
02-02      38,328.20      02-11       72,506.12      02-23       16,780.51
02-03      36,639.61      02-14       59,391.97      02-24      164,495.92
02-04      35,702.16      02-15       35,420.00      02-25       65,982.22
02-07      19,513.91      02-16       28,584.60      02-28       62,775.80
02-08      18,459.97      02-17       25,002.78      02-29       51.558.82
02-09      17,253.84
